UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Bionik Laboratories Corp.
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BIONIK LABORATORIES CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AUGUST 12, 2016

The annual meeting of the stockholders of Bionik Laboratories Corp. (“we,” “our,” “us,” “Bionik” or the “Company”) will be held at the offices of the Company at 483 Bay Street, N105, Toronto, Ontario, Canada M5G 2C9 on August 12, 2016 at 10:00 a.m., Eastern Time. The meeting will be held for the following purposes:

(1)	To elect five directors of our Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)	To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of its issued and outstanding common stock;

(3)	To amend the Company’s 2014 Equity Incentive Plan to change the number of shares of common stock authorized thereunder for grant from 10,800,000 to 15% of the shares of common stock and Exchangeable Shares issued and outstanding, and increase certain award limits;

(4)	To ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors fixed the close of business on July 5, 2016 as the record date for the determination of the holders of our common stock and Exchangeable Shares entitled to notice of, and to vote at, the meeting. Accordingly, only stockholders of record on our books at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof.

Stockholders are cordially invited to attend the annual meeting. If you wish to vote shares held in your name at the annual meeting, please bring your proxy card or voting instruction form (for holders of Exchangeable Shares), and picture identification to the meeting. Please note that Bionik shares may only be voted by the record owner of the shares, so the holders of Bionik shares held in the name of an intermediary and who wish to vote those shares in person at the meeting must obtain a valid proxy from the intermediary in order to vote the shares in person at the meeting.

Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience, by completing, signing and returning your proxy card or voting instruction form (for holders of Exchangeable Shares) by mail. If you decide to attend the annual meeting and would prefer to vote by ballot, your proxy or voting instructions, as the case may be, will be revoked automatically and only your vote at the annual meeting will be counted.

YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (i) A PAPER PROXY CARD, COMPLETED, SIGNED AND RETURNED BY MAIL, IF YOU ARE A HOLDER OF OUR COMMON STOCK, (ii) A PAPER VOTING INSTRUCTION FORM PROVIDED TO THE TRUSTEE OF OUR SPECIAL VOTING PREFERRED STOCK, COMPLETED, SIGNED AND RETURNED BY MAIL TO THE TRUSTEE, IF YOU ARE A HOLDER OF OUR EXCHANGEABLE SHARES, OR (iii) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors

/s/ Peter Bloch

Chairman and Chief Executive Officer

Toronto, Ontario

July [__], 2016

BIONIK LABORATORIES CORP.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

August 12, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bionik Laboratories Corp. (“we,” “our,” “us,” “Bionik” or the “Company”), to be voted at the annual meeting of stockholders to be held at the offices of the Company at 483 Bay Street, N105, Toronto, Ontario, Canada M5G 2C9 on August 12, 2016 at 10:00 a.m., Eastern Time, or at any adjournment or postponement of the meeting.

This proxy statement and form of proxy were first sent to stockholders on or about July 13, 2016.

The cost of the annual meeting, including the cost of preparing and delivering this proxy statement and proxy, will be borne by us. We may use the services of our directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers and others who hold our voting securities in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse such nominees for reasonable out-of-pocket expenses which they may incur in so doing.

Stockholders Entitled to Vote

The holders of record of our common stock, $0.001 par value per share (“Common Stock”), and the holder of the sole share of the Special Voting Preferred Stock, $0.001 par value per share (the “Special Voting Preferred Stock”), as of July 5, 2016 are entitled to notice of and to vote at the annual meeting. The holder of the Special Voting Preferred Stock holds the share as trustee for the holders of exchangeable shares (“Exchangeable Shares”) of our indirect subsidiary Bionik Laboratories Inc. (“Bionik Canada”) as set forth in the Voting and Exchange Trust Agreement among the Company, Bionik Canada and Computershare Trust Company of Canada (the “Trustee”), dated February 26, 2015 (the “Trust Agreement”). The Exchangeable Shares were issued in connection with the acquisition by us of Bionik Canada on February 26, 2015. The Exchangeable Shares have substantially the same economic and voting rights as our Common Stock, and holders are entitled to instruct the Trustee as to how to vote their Exchangeable Shares or they may attend the annual meeting and exercise their vote personally.

Each share of Common Stock is entitled to one vote. The one share of Special Voting Preferred Stock is entitled to an aggregate number of votes equal to the number of Exchangeable Shares issued and outstanding as of the record date. However, the Trustee will exercise each vote attached to the Special Voting Preferred Stock only on the basis of instructions received from the holders of record of the Exchangeable Shares. In the absence of instructions from a holder as to voting, the Trustee will not exercise any voting rights with respect to the Exchangeable Shares held by such holder. The holders of the Common Stock and the holder of the Special Voting Preferred Stock vote together as a single class.

Voting Your Shares

Common Stock

Holders of our Common Stock may elect to vote in one of two methods:

•	By Mail – You may vote your shares by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy” (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors, as described below.

•	In Person – You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), you must present a proxy from that Nominee in order to verify that the Nominee has not voted your shares on your behalf.

Exchangeable Shares

Holders of Exchangeable Shares are receiving these proxy materials in accordance with the provisions of the Exchangeable Shares and the Trust Agreement. If you are a holder of record of Exchangeable Shares, there are two ways to vote your Exchangeable Shares:

•	By Mail – You may vote by signing and returning the enclosed voting instruction form to the Trustee. This form permits you to instruct the Trustee to vote at the Annual Meeting through its share of the Special Voting Preferred Stock. The Trustee must receive your voting instruction by 5:00 p.m. (Toronto Time) on August [__], 2016, at the address indicated on the voting instruction form or for an adjourned meeting not less than 48 hours before the time set for the holding of the adjourned meeting. This will give the Trustee time to tabulate the voting instructions and vote on your behalf.

•	In Person – If you wish to attend the meeting and vote in person rather than have the Trustee exercise voting rights on your behalf, you may instruct the Trustee (by following the procedures set forth in the enclosed voting instruction form) to give you or your designee a proxy to exercise the voting rights personally at the Annual Meeting. You may also instruct the Trustee to give a proxy to a designated representative of Bionik to exercise such voting rights.

Only holders of Exchangeable Shares whose names appear on the records of Bionik as the registered holders of Exchangeable Shares on the Record Date are entitled to instruct the Trustee as to how to exercise voting rights in respect of their Exchangeable Shares at the Annual Meeting. If on the Record Date your Exchangeable Shares were held, not in your name, but rather in the name of a Nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials, if you have received them, are being forwarded to you by that Nominee. The Nominee holding your account is considered to be the stockholder of record for purposes of instructing the Trustee as to how to vote your Exchangeable Shares. As a beneficial owner, you have the right to direct your Nominee on how to instruct the Trustee to vote your Exchangeable Shares.

Quorum and Votes Required to Approve Proposals

On July 5, 2016, there were a total of [35,052,384] shares of Common Stock and 50,000,000 Exchangeable Shares outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock and Exchangeable Shares entitled to vote at the meeting will constitute a quorum for the transaction of business at the annual meeting.

Executed proxies that contain no instructions will be voted:

•	FOR each of the individuals nominated to be a director;

•	FOR the resolution approving an amendment to our certificate of incorporation to effect a reverse split of our issued and outstanding Common Stock;

•	FOR the resolution approving the amendment of our 2014 Equity Incentive Plan to change the number of shares of Common Stock authorized thereunder for grant from 10,800,000 to 15% of the shares of Common Stock and Exchangeable Shares issued and outstanding, and increase certain award limits;

•	FOR the ratification of appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017; and

•	In accordance with the judgment of the persons named as proxies in the form of proxy on such other business or matters which may properly come before the annual meeting.

Other than the matters set forth in the Notice of Annual Meeting accompanying this proxy statement, we know of no matters to be brought before the annual meeting.

Brokers and other nominees who hold Common Stock in “street name” and do not receive instructions from their clients on how to vote on a particular proposal are permitted to vote on routine proposals but not on non-routine proposals. The absence of votes from brokers on non-routine proposals are referred to as broker non-votes. Proposals such as the ratification of the independent registered public accounting firm are considered routine. The election of directors and proposals regarding the reverse stock split and amendment to the Equity Incentive Plan are non-routine. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted for the election of directors or the proposal regarding compensation. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

There are different voting requirements for the various proposals:

•	Directors are elected by a plurality of votes cast at the annual meeting (assuming a quorum is present). Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors.

•	The vote on the amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding Common Stock will be approved if it receives the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote. With regard to this resolution, abstentions and broker non-votes will have no impact on this resolution.

•	The Amendment of our 2014 Equity Incentive Plan to change the number of shares of Common Stock authorized thereunder for grant to 15% of the shares of Common Stock and Exchangeable Shares issued and outstanding will be approved if it receives the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes will have no effect on this resolution.

•	The ratification of appointment of our independent registered public accountant and will be approved if it receives the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes will have no effect on this resolution.

Revocation of Proxy or Voting Instruction Form

If you are a holder of Common Stock, you may revoke your proxy at any time before the proxy is voted at the Annual Meeting. This can be done by either submitting another properly completed proxy card with a later date, sending a written notice of revocation to the Company with a later date or by attending the Annual Meeting and voting in person. You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy; rather you must notify a Company representative at the Annual Meeting of your desire to revoke your proxy and vote in person. Written notice revoking a proxy should be sent to Leslie Markow, Chief Financial Officer, at 483 Bay Street, N105, Toronto, Ontario Canada M5G 2C9.

If you are a holder of Exchangeable Shares, you have the right to revoke any instructions previously given to the Trustee by giving written notice of revocation of such instructions to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction by 5:00 p.m., Eastern time on August [__], 2016, at the address indicated on the voting instruction form or for an adjourned meeting not less than 48 hours before the time set for the holding of the adjourned meeting.

YOUR VOTE IS IMPORTANT. PLEASE RETURN THE PROXY BY MAIL PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

ELECTION OF DIRECTORS

(Proposal 1 on Proxy Card and Voting Instruction Form)

The Board of Directors currently consists of six members. Of such members, all except Thiago Caires have been nominated to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The five nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.

Directors

The following table reflects our directors nominated for election to the Board of Directors as of the date of this proxy statement:

Name	Age	Positions With the Company
Peter Bloch	56	Chairman of the Board and Chief Executive Officer (1)
Michal Prywata	24	Chief Operating Officer and Director (1)
Robert Hariri	56	Director (2)
Marc Mathieu	56	Director (3)
Hermano Igo Krebs	57	Director and Chief Science Officer (4)

(1)  Appointed effective February 26, 2015.

(2)  On February 26, 2015, Robert Hariri was appointed as a Director effective March 20, 2015.

(3)  Marc Mathieu was appointed as a Director effective May 12, 2015.

(4)  On May 25, 2016, Hermano Igo Krebs was appointed as a Director effective July 1, 2016

The following information summarizes the business experience of our directors:

Peter Bloch: Chief Executive Officer and Chairman of the Board of Directors. Mr. Bloch has served as the Company’s Chief Executive Officer since April 2013 and as Chairman of the Board of Directors since February 2014. From April 2012 to April 2013, Mr. Bloch served as our Chief Financial Officer. Mr. Bloch is a CPA, CA with a track record of building both public and private technology companies, mainly in the life sciences industry. From January 2008 to February 2009, Mr. Bloch served as the Chief Financial Officer of Just Energy, a public electricity and gas company. Since December 2011, Mr. Bloch has also served as a Director for Walmer Capital Corp., an acquisition company. His past 25 years of executive management experience includes serving as Chief Financial Officer and joint interim CEO of Sanofi Canada Inc., the Canadian affiliate of Sanofi, a global healthcare leader; Chief Financial Officer of Intellivax Inc., a biotechnology company which was sold to GlaxoSmithKline; founder of Tribute Pharmaceuticals, a specialty pharmaceutical company; and Chief Financial Officer of Gennum Corporation, a public semiconductor company focused on the TV and medical device market. These companies have ranged in size from start-ups to companies with revenues of over $2 billion. In these roles, Mr. Bloch has secured significant funding for both private and public companies, gained experience with initial public offerings and led a number of acquisitions and partnership transactions. We believe Mr. Bloch is qualified to serve as Chairman of the Board of Directors due to his public service experience, experience in the biotechnology and pharmaceuticals industries and his business contacts.

Michal Prywata: Chief Operating Officer and Director. Mr. Prywata is the co-founder of Bionik Canada and has served as our Chief Operating Officer since April 2013 and as a Director since March 2011. Mr. Prywata previously served as our Chief Executive Officer from March 2011 to April 2013. Mr. Prywata studied biomedical engineering at Ryerson University until the end of his second year, with a focus on electronics and software development for medical products. He has a track record of winning technology showcases and inventing technologies that address significant unmet needs and untapped markets. He has spent the past 5 years with Bionik Canada, managing technological advancements, managing day-to-day operations, and developing concepts into products. In addition, Mr. Prywata, together with Mr. Caires, was responsible for raising and securing initial seed capital – subsequent capital raises were done together with Mr. Bloch. Mr. Prywata is the co-inventor of all current intellectual property of the Company. Mr. Prywata serves as a member of the Board of Directors due to his being a founder of the Company and his current executive position with the Company. We also believe that Mr. Prywata is qualified due to his experience in the medical device industry.

Dr. Hermano Igo Krebs: Chief Science Officer. Dr. Krebs has been our Chief Science Officer since our acquisition of Interactive Motion Technologies Inc. (“IMT”) on August 21, 2016. He is a co-founder of IMT and has been a member of its Board of Directors since March 1998 and Chairman of the Board since April 2015 until its acquisition. He was also IMT’s interim CEO in 2015. Dr. Krebs joined the Massachusetts Institute of Technology’s Mechanical Engineering Department in 1997 where he is a Principal Research Scientist and Lecturer. He also holds an affiliate position as an Adjunct Professor at University of Maryland School of Medicine, Department of Neurology, and as a Visiting Professor at Fujita Health University, Department of Physical Medicine and Rehabilitation, at University of Newcastle, Institute of Neuroscience, and at Osaka University, Department of Mechanical Sciences and Bioengineering. He received his B.S. and M.S. degrees in Naval Engineering (option electrical) from Politecnica School of University of Sao Paulo – Brazil, in 1980 and 1987, respectively. He received another M.S. degree in Ocean Engineering from Yokohama National University – Japan, in 1989, and the Ph.D. degree in Engineering from the Massachusetts Institute of Technology, Cambridge, in 1997. From 1977 to 1978, he taught electrical design at Escola Tecnica Federal de Sao Paulo. From 1978 to 1979, he worked at University of Sao Paulo in a project aiming at the identification of hydrodynamic coefficients during ship maneuvers. From 1980 to 1986, he was a surveyor of ships, offshore platforms, and container cranes at the American Bureau of Shipping – Sao Paulo office. In 1989, he was a visiting researcher at Sumitomo Heavy Industries – Hiratsuka Laboratories – Japan. From 1993 to 1996, he worked at Casper, Phillips & Associates, Tacoma, WA in container cranes and control systems. He is a Fellow of the IEEE. Dr. Krebs was nominated by two of IEEE societies: IEEE-EMBS (Engineering in Medicine & Biology Society) and IEEE-RAS (Robotics and Automation Society) to this distinguished engineering status “for contributions to rehabilitation robotics and the understanding of neuro-rehabilitation.” His work goes beyond Stroke and has been extended to Cerebral Palsy for which he received “The 2009 Isabelle and Leonard H. Goldenson Technology and Rehabilitation Award,” from the Cerebral Palsy International Research Foundation (CPIRF). In 2015, he received the prestigious IEEE-INABA Technical Award for Innovation leading to Production “for contributions to medical technology innovation and translation into commercial applications for Rehabilitation Robotics.” We believe that Dr. Krebs is qualified as a board member because of his expertise as a pioneer of the field of rehabilitation robotics and his co-founding of IMT.

Dr. Robert Hariri: Director. Dr. Robert (Bob) Hariri is a surgeon, biomedical scientist and highly successful serial entrepreneur in two technology sectors: biomedicine and aerospace. The Chairman, Founder, Chief Scientific Officer, and former Chief Executive Officer of Celgene Cellular Therapeutics, one of the world’s largest human cellular therapeutics companies, Dr. Hariri has pioneered the use of stem cells to treat a range of life threatening diseases and has made transformative contributions in the field of tissue engineering. His activities and experience includes academic neurosurgeon at Cornell, businessman, military surgeon and aviator and aerospace innovator. Dr. Hariri has over 90 issued and pending patents, has authored over 100 published chapters, articles and abstracts and is most recognized for his discovery of pluripotent stem cells from the placenta and as a member of the team which discovered the physiological activities of TNF (tumor necrosis factor). Dr. Hariri was recipient of the Thomas Alva Edison Award in 2007 and 2011, The Fred J. Epstein Lifetime Achievement Award and has received numerous other honors for his many contributions to biomedicine and aviation. Dr. Hariri also serves on numerous Boards of Directors including Myos Corporation and Provista Diagnostics. Dr. Hariri is an Adjunct Associate Professor of Pathology at the Mount Sinai School of Medicine and a member of the Board of Visitors of the Columbia University School of Engineering & Applied Sciences and the Science & Technology Council of the College of Physicians and Surgeons, and is a member of the scientific advisory board for the Archon X PRIZE for Genomics, which is awarded by the X PRIZE Foundation. Dr. Hariri is also a Trustee of the Liberty Science Center and has been appointed Commissioner of Cancer Research by New Jersey Governor Chris Christie. Dr. Hariri is also a member of the Board of Trustees of the J. Craig Venter Institute. A jet-rated commercial pilot with thousands of hours of flight time in over 60 different military and civilian aircraft, Dr. Hariri has also produced several feature films as well as documentaries on global societal issues. We believe Dr. Hariri is qualified to serve as a director due to his public service experience, experience in the biotechnology and pharmaceuticals industries and his business contacts.

Marc Mathieu: Director. Mr. Mathieu has been the U.S. Chief Marketing Officer of Samsung North America since June 2015. Prior to that, from April 2011 to June 2015, he was Senior Vice President of Global Marketing at Unilever, where he was responsible for the development of Unilever’s global marketing strategy. Mr. Mathieu has also overseen the implementation of pivotal programs such as Project Sunlight, the first Unilever brand consumer initiative to motivate millions of people to adopt more sustainable lifestyles, and The Unilever Foundry, a platform that provides a single entry-point for innovative start-ups seeking to partner with Unilever. Since January 2011, Mr. Mathieu has been the Chairman and Co-founder of We&Co, a social app for people who provide and enjoy great service. From January 2009 through August 2011, Mr. Mathieu founded and was principal of the strategic brand consultancy, BeDo, which worked to build brands with purpose and fuse marketing and sustainability agendas. From 1996 through 2008, Mr. Mathieu held various positions at Coca-Cola, culminating in Senior Vice President Global Brand Marketing. He sits on the Advisory Panel of the Guardian Digital and Media network and writes for Marketing Week magazine. He is a regular conference and keynote speaker on themes such as the Future of Marketing. Mr. Mathieu has a passion for theatre and sits on the Board of Directors for the Almeida Theatre and Punchdrunk. We believe Mr. Mathieu is qualified to serve as a member of the Board of Directors due to his marketing experience.

There are no family relationships among any of our current or proposed officers and directors.

Our officers serve at the pleasure of the Board of Directors.

Vote Necessary to Approve Proposal 1

If a quorum is present at the meeting, directors are elected by a plurality of votes cast at the annual meeting.

Stockholders do not have cumulative voting rights in the election of directors. You may vote for all of the nominees as directors or withhold your vote from any or all of the nominees as directors. The Board of Directors recommends a vote FOR all the director nominees listed above.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The names of our executive officers, their ages as of July 5, 2016 and certain other information about them are set forth below:

Name	Age	Position
Peter Bloch	56	Chief Executive Officer and Chairman of the Board of Directors
Michal Prywata	24	Chief Operating Officer and Director
Leslie N. Markow	55	Chief Financial Officer
Hermano Igo Krebs (1)	57	Chief Science Officer
Jules Fried (2)	69	Vice President, US Operations

(1)	Dr. Krebs has been our Chief Science Officer since April 21, 2016 and appointed a director as of July 1, 2016.
(2)	Mr. Fried has been our Vice President, US Operations since April 21, 2016.

Peter Bloch: Biographical information regarding Mr. Bloch is set forth under “Election of Directors.”

Michal Prywata: Biographical information regarding Mr. Prywata is set forth under “Election of Directors.”

Dr. Hermano Igo Krebs: Biographical information regarding Dr. Krebs is set forth under “Election of Directors.”

Leslie N. Markow: Chief Financial Officer. Ms. Markow has served as the Company’s Chief Financial Officer since September 2014. She is a CPA CA in Canada, a US CPA (Illinois) and Chartered Director. From 2002 to 2004 and since 2010, Ms. Markow has provided outsourced CFO, controller and financial services on a part-time basis to numerous public and private companies. In addition, in 2012-2013, Ms. Markow was the Chief Financial Officer of Stewardship Ontario, a supply chain operator of Blue Box and Orange Drop Programs for industry in the Province of Ontario. In 2010-2012, Ms. Markow was the Chief Financial Officer of Blue Ocean NutraSciences Inc. (formerly Solutions4CO2 Inc.), a public CO2 solution industrial company. From 2004 to 2010, Ms. Markow was the Director of Client Service for Resources Global Professionals, a Nasdaq-listed global consulting firm. From 1991-2002, she held various positions at SunOpta Inc. a TSX-Nasdaq listed company, which at that time was named Stake Technology Ltd. and was an industrial technology manufacturer, including as Chief Administrative Officer, Vice-President Regulatory Reporting & Compliance, Chief Financial Officer and Vice-President–Finance and Controller. Ms. Markow started her career in 1983 with predecessors of PricewaterhouseCoopers, ultimately holding a position as Senior Audit Manager and in 1991, she moved to SunOpta Inc. Ms. Markow is a member of the Board of Directors and Chairperson of the Audit Committee of Jemtec Inc., a Canadian public company that sells monitoring hardware and software. She also is a member of Financial Executives Canada, where she is a past National Board Director, Toronto Board Director, Toronto Chapter President and the winner of the Toronto Leadership Award, and is a faculty member of The Directors College, which is a joint venture of McMaster University and The Conference Board of Canada.

Jules Fried: Vice President, US Operations. Mr. Fried has been our Vice President, US Operations since our acquisition of IMT on April 21, 2016. Prior to that, Mr. Fried was first a consultant to, and then the CEO of, IMT since July 2015. Since August 2008, Mr. Fried has been a founder and a director of First Commons Bank, a community bank regulated by the Office of Comptroller of the Currency in Newton, MA, where he also serves as Chairman of the Enterprise Risk Management Committee and as a member of the Audit Committee. From January 2012 until August 2013, Mr. Fried was the Principal of Atlantic VIC, a technology venture development firm specializing in licensing technology from research institutions for new ventures, and from June 2004 to April 2016, he was the Managing Director of JM Fried & Co., a business growth advisory service. From October 2007 to October 2011, Mr. Fried was the Executive Vice President of The Lappin Company, a Boston-based recruitment firm specializing in hard-to-find life science hires. From January 2004 to May 2008, Mr. Fried was a co-founder and Managing Director of Strictly Personal, Inc., a web-based software company that provided correspondence and management tools for non-profit fundraising. From 1987 to 2004, Mr. Fried was a co-founder and Senior Vice President of Roll Systems Inc., a digital printing peripheral device manufacturer and a two-time Inc. 500 awardee. Prior to that, from 1981 to 1986, he was a partner in the corporate and healthcare departments at the law firm of McDermott, Will & Emery, and from 1972 to 1980 was a trial attorney with the United States Department of Justice, Antitrust Division.

CORPORATE GOVERNANCE

Communications to the Board of Directors

Our Board of Directors maintains a policy of reviewing and considering communications from our stockholders and other interested parties. Any interested party who desires to contact the Board of Directors may do so by fax, telephone, or regular mail addressed to the Board of Directors, c/o Leslie Markow, Chief Financial Officer, 483 Bay Street, N105, Toronto, Ontario, Canada M5G 2C9; telephone: (416) 640-7887, email: lm@bioniklabs.com. Such communications can be sent to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the full Board. The Corporate Secretary will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management directors, to the non-management directors. Stockholders can also send electronic communications to the Board via e-mail to Leslie Markow, our Chief Financial Officer, who will forward the communication to the intended recipient.

Our directors periodically review communications from stockholders and other interested parties and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. While we do not have a formal policy regarding attendance of annual meetings, directors are encouraged to attend the annual meeting of stockholders and receive communications directly from stockholders at that time. At our 2015 annual meeting, all of our directors except two attended in person or by teleconference.

Board Leadership Structure, Committees and Risk Oversight

The business and affairs of the Company are managed under the direction of our Board of Directors, which as of June 22, 2016, is comprised of Peter Bloch, Michal Prywata, Thiago Caires, Robert Hariri and Marc Mathieu. Pursuant to Board of Director action on May 25, 2016 and as required pursuant to the terms of our acquisition of IMT, Hermano Igo Krebs will join our Board of Directors effective July 1, 2016. Mr. Caires was not re-nominated to serve as a director.

There have been no changes in any state law or other procedures by which security holders may recommend nominees to our board of directors.

Our board of directors does not currently have any committees, such as an audit committee or a compensation committee. However, the board of directors may establish such committees in the future, and will establish an audit committee and a compensation committee (and any other committees that are required) if the Company seeks to be listed on the Nasdaq Capital Market or other national securities exchange. We do not have a member of our board that also qualifies as an audit committee financial expert.

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the status and direction of the Company and the membership of the Board. The Board has determined that at present, having the Company’s Chief Executive Officer serve as Chair is in the best interest of the Company’s stockholders. This structure makes the best use of Mr. Bloch’s knowledge of the Company and the industries in which it competes, as well as fostering greater communication between the Company’s management and the Board.

Companies face a variety of risks, including financial reporting, legal, credit, liquidity, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee (if any), (3) implement appropriate and responsive risk management strategies consistent with Company’s risk profile, and (4) integrate risk management into Company decision-making.

The Board as a whole oversees risk management after receiving briefings provided by management and advisors as well as its own analysis and conclusions regarding the adequacy of the Company’s risk management processes.

Board Meetings

During the fiscal year ended March 31, 2016, our Board of Directors met eight times. No director who served as such in the fiscal year ended March 31, 2016 attended less than 75% of the meetings held during such period.

Director Nominations and Qualifications

Our board of directors has no nominating committee. The board has determined that given its relatively small size, and as it continues to transition from a private company to a public company, director nominees could be selected, or recommended for our board's selection, by the full board. The board does not currently have a charter or written policy with regard to the nomination process. The nominations of the directors standing for election at the 2016 annual meeting were recommended and approved by our board of directors.

At this time, we do not have a formal policy with regard to the consideration of any director nominees recommended by our stockholders because historically we have not received recommendations from our stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by board members, management or other parties are evaluated. Any stockholder nominations proposed for consideration should include the nominee's name and qualifications for board membership and should be addressed to: Leslie Markow, Chief Financial Officer, Bionik Laboratories Corp., 483 Bay Street, N105, Toronto, Ontario, Canada M5G 2C9. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, our board of directors as a whole considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Code of Ethics

We adopted a Code of Business Conduct and Ethics that applies to, among other persons, our principal executive officers, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Copies of our Code of Business Conduct and Ethics are available to stockholders without charge upon written request to Leslie Markow, Chief Financial Officer, at 483 Bay Street, N105, Toronto, Ontario Canada M5G 2C9. It can also be found on our website at www.bioniklabs.com.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	The director is, or at any time during the past three years was, an employee of the company;

•	The director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things compensation for board or board committee service);

•	A family member of the director is, or at any time during the past three years was, an executive officer of the company;

•	The director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•	The director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•	The director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, Dr. Hariri and Mr. Mathieu are considered independent directors.

Audit Report of the Board of Directors

The Board of Directors has reviewed and discussed the audited consolidated financial statements of Bionik Laboratories Corp. for the transition period and fiscal year ended March 31, 2016, the fiscal year ended December 31, 2015 and the nine-month transition period ended December 31, 2014, with management and have reviewed related written disclosures of MNP LLP, our independent accountants for the transition period and fiscal year ended March 31, 2016, the year ended December 31, 2015 and the nine-month transition period ended December 31, 2014, of the matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements. We have reviewed the written disclosures and the letter from MNP LLP required by regulatory and professional standards and have discussed with MNP LLP its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, the Board of Directors recommended that the financial statements be included in our Transition Report on Form 10-KT for the transition period ended March 31, 2016, which was filed with the Securities and Exchange Commission on June 30, 2016.

We have also reviewed the various fees that we paid or accrued to MNP LLP during the three month transition period and fiscal year ended March 31, 2016, the year ended December 31, 2015 and the nine month transition period ended December 31, 2014 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered.

The following table shows the fees for professional services rendered by MNP LLP for the audit of our financial statements for the transition period and fiscal year ended March 31, 2016 (“2016T”), the fiscal year ended December 31, 2015 and the transition period ended December 31, 2014, and fees billed for other services rendered by MNP LLP during those periods:

Fee Category	2016T	2015	2014T

Audit Fees	$61,912	$97,995	$70,216

Audit-Related Fees	-	$11,339	-

Tax Fees	-	$8,998	$8,955

All Other Fees	$10,618	$2,573	-

Total Fees	$72,530	$120,905	$79,171

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements. Audit-related fees consist of fees billed for professional services rendered for the review of SEC filings or other reports containing the audited financial statements. Tax fees consist of fees to prepare the Company’s federal and state income tax returns. Other fees relate to advisory services related research on accounting or other regulatory matters.

Pre-Approval Policies and Procedures

Our board of directors is in the process of adopting a policy on pre-approval of audit and permissible non-audit services.

The Board of Directors:

Peter Bloch, Chairman

Michal Prywata

Thiago Caires

Robert Hariri

Marc Mathieu

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our Board of Directors as a whole is responsible for reviewing and approving the compensation of our executive officers and directors and our general compensation, benefits and perquisites policies and practices, including, without limitation, our incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to stockholder approval, such plans shall be subject to Board approval). The Board also responsible for reviewing and approving the goals and objectives relevant to the compensation of our Chief Executive Officer and reviewing and making recommendations to the Board with regard to the compensation of our directors. The Compensation Committee may delegate to our Chief Executive Officer the responsibility for reviewing the compensation of our named executive officers other than the Chief Executive Officer. However, any recommendations by the Chief Executive Officer shall be submitted to, reviewed and approved by, the Board as a whole.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that was paid or awarded to the named executive officers of Bionik for the periods indicated.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Peter Bloch(2)
Chief	2016T	48,061	-	-	-		-	4,757		52,818
Executive	2015	260,891	-	-	505,185	(3,10)	-	107,533	(4)	873,609
Officer	2014T	100,491	-	-	419,829	(3,5)	-	80,000		600,320

Michal Prywata
Chief	2016T	36,701	-	-	-		-	3,633		40,334
Operating	2015	198,430	-	-	202,074	(3,9)	-	71,285	(6)	471,789
Officer	2014T	145,460	-	-	419,829	(3,5)	-	-		565,289

Thiago Caires (8)
Chief	2016T	36,701	-	-	-		-	3,633		40,334
Technology	2015	204,215	-	-	-		-	71,808	(7)	276,023
Officer	2014T	145,491	-	-	419,829	(3,5)	-	-		565,320

Leslie N. Markow (9)
Chief	2016T	36,701	-	-	-		-	3,633		40,334
Financial	2015	131,727	24,000	-	488,789	(3,11)	-	4,997		649,513
Officer	2014T	32,134	-	-	-		-	-		32,134

(1)	“2016T” refers to the Company’s three month transition period ended March 31, 2016. “2015” refers to the Company’s fiscal year ended December 31, 2015. “2014T” refers to the Company’s nine month transition period ended December 31, 2014.
(2)	Mr. Bloch was a consultant to Bionik Canada until August 2014. His consulting income is reflected under All Other Compensation in the table.
(3)	For assumptions made in such valuation, see Note 9 to the Company’s audited consolidated financial statements included in the Company’s Transition Report on Form 10-K for the period ended March 31, 2016, commencing on page F-23.

(4)	Represents additional compensation as a result of the successful consummation of the Company’s Acquisition Transaction and Offering of $99,181 and a contribution to RRSP(Canadian IRA) and other benefits of $8,352.
(5)	On July 1, 2014, the Company issued 990,864 options to Messrs. Bloch, Prywata and Caires at an exercise price of $0.23 with a term of 7 years, which vest on May 27, 2015. On February 26, 2015, as a result of the Acquisition Transaction, the options were revalued for each executive to $419,829 for a total of $1,259,487. See “Outstanding Equity Awards” below for additional information on options granted to the named executive officers during the nine-month transition period ended December 31, 2014.
(6)	Represents additional compensation as a result of the successful consummation of the Company’s Acquisition Transaction and Offering of $64,468 and RRSP (Canadian IRA) contributions and other benefits of $6,817.
(7)	Represents additional compensation as a result of the successful consummation of the Company’s Acquisition Transaction and Offering of $64,468 and RRSP (Canadian IRA) contributions and other benefits of $7,340.
(8)	Mr. Caires ceased as the Company’s Chief Technology Officer effective as of April 8, 2016.
(9)	Ms. Markow was hired by Bionik Canada on September 3, 2014 on a part-time basis and became a full time employee on September 16, 2015.
(10)	On December 14, 2015, we issued 1,000,000 options to Mr. Bloch and 400,000 options to Mr. Prywata at an exercise price of $1.00 that vest equally over three years on the anniversary date starting December 14, 2016.
(11)	On November 24, 2015, we issued 400,000 options to Ms. Markow at an exercise price of $1.22, that vest equally over three years on the anniversary date starting November 24, 2016.

Employment Agreements

Peter Bloch

Bionik Canada entered into an employment agreement with Peter Bloch on July 7, 2014, to serve as our Chief Executive Officer, on an indefinite basis subject to the termination provisions described in the agreement. Pursuant to the terms of the agreement, Mr. Bloch received an annual base salary of $275,000 per annum since February 26, 2015. The salary will be reviewed on an annual basis to determine potential increases based on Mr. Bloch’s performance and that of the Company. Mr. Bloch would also be entitled to receive a target annual cash bonus of 50% of base salary.

In the event Mr. Bloch’s employment is terminated as a result of death, Mr. Bloch’s estate would be entitled to receive the annual salary and a portion of the annual bonus earned up to the date of death. In addition, all vested options and warrants as of the date of death would continue in full force and effect, subject to the terms and conditions of the plan.

In the event Mr. Bloch’s employment is terminated as a result of disability, Mr. Bloch would be entitled to receive the annual salary, benefits, a portion of the annual bonus earned up to the date of disability and expenses incurred up to the date of termination.

In the event Mr. Bloch’s employment is terminated by us for cause, Mr. Bloch would be entitled to receive his annual salary, benefits and expenses incurred up to the date of termination.

In the event Mr. Bloch’s employment is terminated by us without cause, he would be entitled to receive 12 months’ pay (salary and bonus) and full benefits, plus one month for each year of service. Furthermore, Mr. Bloch will have six months after termination to exercise all vested options in accordance with the terms of the plan. All unvested options would immediately forfeit upon such notice of termination.

The agreement contains customary non-competition and non-solicitation provisions pursuant to which Mr. Bloch agrees not to compete and solicit with the Company. Mr. Bloch also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Michal Prywata

Bionik Canada entered into an employment agreement with Michal Prywata on July 7, 2014, to serve as our Chief Operating Officer, on an indefinite basis subject to the termination provisions described in the agreement. Pursuant to the terms of the agreement, Mr. Prywata received an annual base salary of $210,000 since February 26, 2015. The salary will be reviewed on an annual basis to determine potential increases based on Mr. Prywata’s performance and that of the Company.

Mr. Prywata would also be entitled to receive a target annual cash bonus of 30% of base salary,. Mr. Prywata is further entitled to a cash and option bonus based on a per patent creation basis, as determined by the Board of Directors.

In the event Mr. Prywata’s employment is terminated as a result of death, Mr. Prywata’s estate would be entitled to receive the annual salary and a portion of the annual bonus earned up to the date of death. In addition, all vested options and warrants as of the date of death would continue in full force and effect, subject to the terms and conditions of the plan.

In the event Mr. Prywata’s employment is terminated as a result of disability, Mr. Prywata would be entitled to receive the annual salary, benefits, a portion of the annual bonus earned up to the date of disability and expenses incurred up to the date of termination.

In the event Mr. Prywata’s employment is terminated by us for cause, Mr. Prywata would be entitled to receive his annual salary, benefits and expenses incurred up to the date of termination.

In the event Mr. Prywata’s employment is terminated by us without cause, he would be entitled to receive 12 months’ pay and full benefits, plus one month for each year of service. Furthermore, Mr. Prywata will have six months after termination to exercise all vested options in accordance with the terms of the plan. All unvested options would immediately forfeit upon such notice of termination.

The agreement contains customary non-competition and non-solicitation provisions pursuant to which Mr. Prywata agrees not to compete and solicit with the Company. Mr. Prywata also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Leslie N. Markow

Bionik Canada entered into an employment agreement with Leslie Markow on September 3, 2014 to serve as our Chief Financial Officer, on a part-time, indefinite basis subject to the termination provisions described in the agreement. On September 16, 2015, Ms. Markow was promoted to full time. Pursuant to the terms of the agreement, as amended, Ms. Markow receives an annual base salary of $210,000 payable semi-monthly in arrears. The salary will be reviewed on an annual basis to determine potential increases based on Ms. Markow’s performance and that of the Company. Ms. Markow would also be entitled to receive a target annual cash bonus of 30% of base salary, and a grant of options in an amount to be determined at the price of the Acquisition Transaction, upon the closing of the Acquisition Transaction, to vest over three years in equal annual installments.

In the event Ms. Markow’s employment is terminated as a result of death, Ms. Markow’s estate would be entitled to receive the annual salary and a portion of the annual bonus earned up to the date of death. In addition, all vested options and warrants as of the date of death would continue in full force and effect, subject to the terms and conditions of the plan.

In the event Ms. Markow’s employment is terminated as a result of disability, Ms. Markow would be entitled to receive the annual salary, benefits, a portion of the annual bonus earned up to the date of disability and expenses incurred up to the date of termination.

In the event Ms. Markow’s employment is terminated by us for cause, Ms. Markow would be entitled to receive her annual salary, benefits and expenses incurred up to the date of termination.

In the event Ms. Markow’s employment is terminated by us without cause, she would be entitled to receive no more than 9 months’ pay and full benefits. Furthermore Ms. Markow will have six months after termination to exercise all vested options in accordance with the terms of the plan. All unvested options would immediately forfeit upon such notice of termination.

The agreement contains customary non-competition and non-solicitation provisions pursuant to which Ms. Markow agrees not to compete and solicit with the Company. Ms. Markow also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Hermano Igo Krebs

Effective as of the effective date of the acquisition of IMT, the Company hired Dr. Hermano Igo Krebs, as a part-time employee and appointed him as the Company’s Chief Science Officer, all pursuant to an Employment Agreement with Dr. Krebs dated April 19, 2016 (the “Krebs Employment Agreement”). Dr. Kreb’s employment with the Company shall be subject to any conflicting obligations he has to The Massachusetts Institute of Technology (“MIT”), and Dr. Krebs shall not have to perform any services for the Company if the performance of such services may conflict with his obligations or duties to MIT.

Dr. Krebs shall be employed by the Company indefinitely subject to the termination provisions described in the Krebs Employment Agreement. Pursuant to the terms of the Krebs Employment Agreement, Dr. Krebs shall receive an annual base salary of $218,000 per annum multiplied by his part-time percentage from time to time, which as of the date of this proxy statement is 49%. The annual base salary shall be reviewed on an annual basis or more frequently by mutual agreement. Dr. Krebs will be entitled to participate in the Company’s equity incentive plan, and would also be entitled to receive an annual discretionary bonus of 30% of annualized actual base salary.

In the event Dr. Krebs’s employment is terminated as a result of death, Dr. Krebs’s estate would be entitled to receive the annual salary, outstanding expenses, accrued vacation and a portion of the annual bonus earned up to the date of death. In addition, all options and warrants as of the date of death would continue in full force and effect, subject to the terms and conditions thereof.

In the event Dr. Krebs’s employment is terminated as a result of disability, Dr. Krebs would be entitled to receive the annual salary, accrued vacation, benefits, a portion of the annual bonus earned up to the date of disability and expenses incurred up to the date of termination.

In the event Dr. Krebs’s employment is terminated by the Company for cause, Dr. Krebs would be entitled to receive his annual salary, accrued vacation, benefits and expenses incurred up to the date of termination.

In the event Dr. Krebs’s employment is terminated by the Company without cause or Dr. Kreb’s terminates for good reason, he would be entitled to receive (a) six months’ salary, plus one months’ salary for each completed year of service up to a maximum of nine months’ salary, (b) unreimbursed expenses and accrued vacation time, subject to certain limitations.

Dr. Krebs will not sell or transfer any shares of the Company’s common stock owned by him as a result of the Merger except until such securities are registered for resale along with any Registrant securities it registers on behalf of Peter Bloch.

The Krebs Employment Agreement contains customary non-competition, non-solicitation and non-disparagement provisions in favor of the Company, but subject to his continued right to be employed by MIT or other non-profit entity. Dr. Krebs also agreed to customary terms regarding confidentiality and ownership of intellectual property, but subject to any rights of MIT or other non-profit entity he may work for that are required as a condition to such employment.

Jules Fried

Effective as of the effective date of the acquisition of IMT, the Company hired Jules Fried, as its Vice President of US Operations, all pursuant to an Employment Agreement with Mr. Fried dated April 19, 2016 (the “Fried Employment Agreement”).

The term of employment under the Fried Employment Agreement is 3 years subject to the termination provisions described in the Fried Employment Agreement. Pursuant to the terms of the Fried Employment Agreement, Mr. Fried shall receive an annual base salary of $218,000 per annum, will be entitled to participate in the Company’s equity incentive plan, and would also be entitled to receive an annual discretionary bonus of 30% of base salary.

In the event Mr. Fried’s employment is terminated as a result of death, Mr. Fried’s estate would be entitled to receive the annual salary, accrued vacation and a portion of the annual bonus earned up to the date of death. In addition, all options and warrants as of the date of death would continue in full force and effect, subject to the terms and conditions thereof.

In the event Mr. Fried’s employment is terminated as a result of disability, Mr. Fried would be entitled to receive the annual salary, accrued vacation, benefits, a portion of the annual bonus earned up to the date of disability and expenses incurred up to the date of termination.

In the event Mr. Fried’s employment is terminated by the Company for cause, Mr. Fried would be entitled to receive his annual salary, accrued vacation, benefits and expenses incurred up to the date of termination.

In the event Mr. Fried’s employment is terminated by the Company without cause, he would be entitled to receive 3 months’ salary, plus four weeks’ salary for each completed year of service up to a maximum of nine months’ salary.

Mr. Fried will not sell or transfer any Registrant security owned by him as a result of the Merger except as follows:

•	Mr. Fried may rely upon Rule 144 to sell any of such securities.

•	Any shares of common stock underlying $0.25 options shall be released from such restrictions upon the effectiveness of the resale registration statement referred to in the last sentence of Section 3.11 of the Fried Employment Agreement.

•	Any shares of common stock underlying $0.95 options shall not be subject to any restrictions under the Fried Employment Agreement.

•	Any other such securities owned by Mr. Fried shall be released from such restrictions upon the effectiveness of the resale registration statement referred to in the last sentence of Section 3.11 of the Fried Employment Agreement.

The Fried Employment Agreement contains customary non-competition, non-solicitation and non-disparagement provisions in favor of the Company. Mr. Fried also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the end of the fiscal year ended March 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date

Peter Bloch	990,864	(1)	-		$0.23	July 1, 2021
	-		1,000,000	(2)	$1.00	December 14, 2022

Michal Prywata	990,864	(1)	-		$0.23	July 1, 2021
	-		400,000	(2)	$1.00	December 14, 2022

Thiago Caires	990,864	(1)	-		$0.23	July 1, 2021

Leslie N. Markow	94,371	(3)	-		$0.23	February 16, 2022
	-		47,186	(3)	$0.23	February 16, 2022
	-		400,000	(4)	$1.22	November 24, 2022

(1)	On July 1, 2014, Bionik Canada issued 2,972,592 options (adjusted for post-Acquisition Transaction) equally split between Messrs. Bloch, Prywata and Caires, at an exercise price of $0.23 with a term of 7 years, which vested May 27, 2015. All of such options were issued subject to and contingent on the successful consummation of the Offering and the Acquisition Transaction, which took place on February 26, 2015. Accordingly, such options are deemed issued as of February 26, 2015.
(2)	On December 14, 2015, we issued 1,000,000 options to Mr. Bloch and 400,000 options to Mr. Prywata at an exercise price of $1.00 that vest equally over three years on the anniversary date starting December 14, 2016.
(3)	On February 17, 2015, we issued 141,557 options (adjusted for post-Acquisition Transaction) to Ms. Markow at an exercise price of $0.23, that vest one-third immediately and two thirds over the next two anniversary dates with an expiry date of seven years.
(4)	On November 24, 2015, we issued 400,000 options to Ms. Markow at an exercise price of $1.22, that vest equally over three years on the anniversary date starting November 24, 2016.

On February 25, 2015, 262,904 post-Acquisition Transaction common shares were issued to two former lenders connected with a $241,185 loan received and repaid in fiscal 2013. As part of the consideration for the initial loan, Messrs. Prywata and Caires transferred 314,560 common shares to the lenders. For contributing the common shares to the lenders, the Company intends to reimburse them 320,000 common shares, however these shares have not yet been issued.

Long-Term Incentive Plans and Awards

Since our incorporation on January 8, 2010 through March 31, 2016, we did not have any long-term incentive plans that provided compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception through March 31, 2016.

Securities Authorized for Issuance Under Equity Compensation Plans

We adopted, and a majority of our stockholders approved, the 2014 Equity Incentive Plan (the “2014 Plan”). Under such plan, we may grant equity based incentive awards, including options, restricted stock, and other stock-based awards, to any directors, employees, advisers, and consultants that provide services to us or any of our subsidiaries on terms and conditions that are from time to time determined by us. An aggregate of 10,800,000 shares of our common stock are reserved for issuance under the 2014 Plan, and options for the purchase of 6,604,880 shares of our common stock have been granted and are outstanding as of March 31, 2016. The purpose of the 2014 Plan is to provide financial incentives for selected directors, employees, advisers, and consultants of the Company and/or its subsidiaries, thereby promoting the long-term growth and financial success of the Company.

The table below sets forth information as of March 31, 2016 with respect to compensation plans under which our common stock or Exchangeable Shares are authorized for issuance.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	6,604,880	$0.57	4,195,120

Equity compensation plans not approved by security holders	-	-	-

Total	6,604,880	-	4,195,120

Director Compensation

The following table sets forth a summary of the compensation we paid to our non-employee directors during the fiscal year ended March 31, 2016.

Name	Fees earned or paid in cash	Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Robert Hariri	$20,000	-	$128,360	(1)	-	-	$-	$148,360

Marc Mathieu	-	-	$101,037	(1)	-	-	$-	$101,037

(1)	On December 14, 2015, Dr. Hariri and Mr. Mathieu were each granted 200,000 options exercisable at $1.00, which vest equally over three years on the anniversary date starting December 14, 2016. In addition, Dr. Hariri was granted 62,914 options on February 15, 2015, exercisable at $0.23, of which one third vested immediately and the remainder vests equally on the one year and two year anniversary of the date of grant.

Our independent directors each receive an annual cash payment of up to $20,000, as well as reimbursement for expenses incurred by them in connection with attending board meetings. They also are eligible for stock option grants.

Messrs. Bloch, Prywata and Caires received compensation for their respective services to the Company as set forth above under “-Compensation of Executive Officers.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures and Policies

We consider “related party transactions” to be transactions between our Company and (i) a director, officer, director nominee or beneficial owner of greater than five percent of our stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our directors or officers is also a director or officer or has a material financial interest.

Our Board of Directors is vested with the responsibility of evaluating and approving any potential related party transaction, unless a special committee consisting solely of independent directors is appointed by the Board of Directors. We do not have any formal policies or procedures for related party transactions.

Transactions with Related Parties

As of February 26, 2015, as part of the Acquisition Transaction, the Company spun off Strategic Dental Alliance, Inc., a Colorado corporation, a wholly-owned subsidiary of the Company and, until the Acquisition Transaction, the holder of certain of the Company’s assets and liabilities, to Messrs. Brian Ray and John Lundgreen, former directors and executive officers of the Company.

As of February 26, 2015, as part of the Acquisition Transaction and the resignation of Mr. Kibler as our Chief Executive Officer, we cancelled an aggregate of 90,207,241 shares of the Company’s common stock beneficially owned by AAK Ventures, LLC, a Delaware limited liability company controlled by Mr. Kibler.

In June, 2014, Olivier Archambaud, a former director of Bionik Canada, received payments and fees of CDN$233,000 for services rendered to Bionik with respect to a capital raise transaction, which he subsequently converted into 247,778 common shares of Bionik Canada at $0.81 ($0.90 CAD) per share. Subsequent to March 31, 2014, one advance amounting to $85,947 was settled by the issuance of 105,555 pre-transaction common shares to Mr. Archambaud.

As of March 31, 2016, we had aggregate advances repayable by Messrs. Prywata and Caires of $41,445, which bear interest at a prescribed rate of 1% and are repayable on demand in Canadian dollars.

At March 31, 2016, there was $2,694 owing to Peter Bloch, $3,284 owing to Thiago Caires, a director and our former CTO, $8,812 owing to Michal Prywata and $116 owing to Leslie Markow for sums paid by them on behalf of Bionik Canada for certain of its expenses. Subsequent to March 31, 2016, all of such amounts have been paid.

In connection with a CDN$250,000 loan obtained by Bionik Canada (which loan has been repaid), Bionik Canada agreed to transfer pre-transaction 83,574 common shares to the lenders. In addition, Messrs. Caires and Prywata also transferred 100,000 pre-transaction common shares to the loan holder and this will be reimbursed by the issuance of 320,000 exchangeable shares to Messrs. Caires and Prywata effective as of the date of the Acquisition Transaction. These shares have not yet been issued.

Dr. Krebs, our Chief Science Officer, is a party to the Agreement and Plan of Merger with IMT, and acts as the shareholders representative pursuant to the terms of that agreement.

At the effective date of our acquisition of IMT, (a) Dr. Krebs received an aggregate of 5,190,376 shares of Bionik common stock (subject to 20% of such shares held in escrow to satisfy indemnifiable losses by the Company under the terms of the merger agreement) in return for his ownership of IMT securities, in addition to his IMT options which are as of the effective date of the merger exercisable for an aggregate of 360,231 shares of the common stock of the Company and (b) Mr. Fried received an aggregate of 868,647 shares of Bionik common stock (subject to 20% of such shares held in escrow to satisfy indemnifiable losses by the Company under the terms of the merger agreement) in return for his ownership of IMT securities, in addition to his IMT options which are as of the effective date of the merger exercisable for an aggregate of 1,597,178 shares of the common stock of the Company

An aggregate of $125,000 in principal amount is payable to Dr. Krebs, which with accrued interest are due and payable the earlier of December 31, 2017 and the date we raise new capital exceeding $15 million in cash. In addition, we paid an aggregate of approximately $33,000 in principal and interest on demand loans in favor of Dr. Krebs’ wife at or about the effective date of the acquisition of IMT.

An aggregate of approximately $130,000 was due to Dr. Krebs for past-due compensation and an aggregate of approximately $123,000 was due to Mr. Fried for past-due compensation, which amounts were paid at or about the effective date of the acquisition of IMT.

Dr. Krebs is a licensor to IMT pursuant to an Agreement dated June 8, 2009, of patent #8,613,691, pursuant to which IMT pays Dr. Krebs and the co-licensor an aggregate royalty of 1% of sales based on such patent.

Other than the above transactions and the transaction relating to IMT and its officers and directors included elsewhere in this proxy statement, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 Regulation S-K. The Company is currently not a subsidiary of any company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our Common Stock as of July 5, 2016 held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our Common Stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of July 5, 2016 are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

The voting and exchange trustee is entitled to all of the voting rights, including the right to vote in person or by proxy, attaching to the one share of Special Voting Preferred Stock on all matters that may properly come before a meeting of stockholders. The share of Special Voting Preferred Stock is entitled to that number of votes equal to the number of outstanding Exchangeable Shares (other than shares held by us or our subsidiaries). The holders of our common stock and the holder of the Special Voting Preferred Stock vote together as a single class. The Exchangeable Shares are exchangeable for shares of our common stock at any time on a one-for-one basis.

All rights of a holder of Exchangeable Shares to exercise votes attached to the share of Special Voting Preferred Stock will cease upon the exchange of that holder’s Exchangeable Shares for shares of our common stock.

The following table provides for percentage ownership as follows: (a) assuming 96,241,292 shares are outstanding as of July 5, 2016, consisting of 46,362,541 shares of Common Stock (representing 22,712,541 issued and outstanding shares of Common Stock and 23,650,000 shares of our common stock issuable to the approximately 78 former security holders of IMT) and 50,000,000 Common Stock equivalents through the Exchangeable Shares and (b) 72,712,541 issued and outstanding shares as of June 22, 2016, consisting of 22,712,541 shares of Common Stock and 50,000,000 Common Stock equivalents through the Exchangeable Shares. The percentages below also assume the exchange by all of the holders of Exchangeable Shares of Bionik Canada for an equal number of shares of our Common Stock in accordance with the terms of the Exchangeable Shares. Unless otherwise indicated, the address of each beneficial holder of our Common Stock is our corporate address.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
		(a)	(b)

Peter Bloch (1)(2)	7,074,768	7.28%	9.60%
Michal Prywata (1)(3)	8,487,215	8.73%	11.52%
Thiago Caires (1)(4)	8,487,215	8.73%	11.52%
Olivier Archambaud (1)	7,210,768	7.49%	9.92%
Leslie N. Markow (5)	94,374	*	*
Hermano Igo Krebs (6)	5,190,376	5.37%	7.10%
Jules Fried (7)	2,465,825	2.52%	3.32%
Robert Hariri (8)	291,944	*	*
Marc Mathieu	-	-	-
All directors and executive officers as a group (8 persons)	32,091,717	31.69%	41.22%

* Less than 1%

(1)	Such shares will initially be held as Exchangeable Shares for tax purposes. The Exchangeable Shares have the following attributes, among others:

•	Be, as nearly as practicable, the economic equivalent of the Common Stock as of the consummation of the Acquisition Transaction;
•	Have dividend entitlements and other attributes corresponding to the Common Stock;
•	Be exchangeable, at each holder’s option, for Common Stock; and
•	Upon the direction of our board of directors, be exchanged for Common Stock on the 10-year anniversary of the First Closing, subject to applicable law, unless exchanged earlier upon the occurrence of certain events.

The holders of the Exchangeable Shares, through the Special Voting Preferred Stock, will have voting rights and other attributes corresponding to the Common Stock.

(2)	Includes options to acquire 990,864 Exchangeable Shares.
(3)	Includes options to acquire 990,864 Exchangeable Shares. Does not include 160,000 Exchangeable Shares expected to be issued to Mr. Prywata.
(4)	Includes options to acquire 990,864 Exchangeable Shares. Does not include 160,000 Exchangeable Shares expected to be issued to Mr. Caires.
(5)	Represents 94,374 options to acquire shares of our common stock.
(6)	Of such shares, 1,038,075 are held in escrow to satisfy potential indemnifiable losses by the Company under the terms of the merger agreement with IMT. Includes options to acquire 360,231 shares of our common stock.
(7)	Of such shares, 173,729 are held in escrow to satisfy potential indemnifiable losses by the Company under the terms of the merger agreement with IMT. Includes options to acquire 1,597,178 shares of our common stock.
(8)	Includes options to acquire 41,944 shares of our common stock and warrants to acquire 125,000 shares of our common stock.

PROPOSAL FOR

APPROVAL OF AMENDMENT TO THE COMPANY’S

CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

(Proposal 2 on Proxy Card and Voting Instruction Form)

General

Our Board of Directors has adopted a resolution declaring advisable and recommending to the stockholders for their approval a proposal to amend the Company’s restated certificate of incorporation, as amended to date, to effect a reverse stock split of the Company’s issued and outstanding common stock at any whole number ratio between, and inclusive of, one for four and one for ten (the “Reverse Stock Split”). Approval of this Proposal Number 2 would grant our Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split, at any time within twelve months after the date stockholder approval for the Reverse Stock Split is obtained from our stockholders, with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at our Board’s discretion.

Our Board’s decision whether or not (and when) to effect a Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock and the initial listing requirements of the NASDAQ Capital Market.

A sample form of the certificate of amendment relating to this Proposal Number 2, which we would complete and file with the Secretary of State of the State of Delaware to carry out the Reverse Stock Split, is attached to this proxy statement as Schedule A (the “Amendment”). Stockholders are encouraged to review this carefully as it would modify the capitalization of the Company upon its effectiveness.

As explained below, we are asking our stockholders to approve this Proposal Number 2 because we believe a Reverse Stock Split would result in a higher price per share for the outstanding shares of our common stock, which we require to satisfy the initial listing requirements of the Nasdaq Capital Market or other national securities exchange and make our stock more marketable to investors, retail and institutional alike, as investors often have restrictions associated with, or concerns about investing in, “penny” or other low priced stocks. In addition, as explained below, the Reverse Stock Split, if approved by our stockholders and implemented by our Board, would result in an effective increase in the number of authorized shares of common stock available to us for future issuance to fund our continued operations and to grow our business.

What to Expect from a Reverse Stock Split

If approved by our stockholders, the Reverse Stock Split would be implemented simultaneously for all of our then-outstanding common stock and Exchangeable Shares (the “Old Shares”) and the exchange ratio would be the same for all of our issued and outstanding shares of common stock and Exchangeable Shares. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, because fractional shares would be rounded up to the nearest whole share. Shares of common stock and Exchangeable Shares issued pursuant to the Reverse Stock Split (the “New Shares”) would remain fully paid and nonassessable. The Reverse Stock Split would not affect our continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. Upon becoming effective, the Reverse Stock Split would automatically convert outstanding Old Shares into a smaller fraction of New Shares, depending upon which conversion ratio our Board may select. Outstanding derivative securities, such as options and warrants, exercisable for, or convertible into, our common stock or Exchangeable Shares would be proportionally adjusted, as would the exercise and conversion prices of those derivative securities. The Company’s single outstanding share of Special Voting Preferred Stock will not be subject to the Reverse Stock Split, but the Exchangeable Shares which vote through such share will be subject to the Reverse Stock Split.

The information in the following table summarizes the possible effect of the Reverse Stock Split based upon our issued and outstanding equity, as of July 5, 2016:

Split Ratio for Issued and Outstanding Shares	Common Stock and Exchangeable Shares Outstanding after the Reverse Stock Split (1)(2)	Warrant and Option Shares reserved after the Reverse Stock Split (1)	Common Stock Authorized after the Reverse Stock Split	Post-Split Common Stock Authorized but Unissued and Unreserved after the Reverse Stock Split (2)(3)
1 for 4	21,263,097	7,112,708	150,000,000	121,624,195
1 for 5	17,010,477	5,689,817	150,000,000	127,299,706
1 for 6	14,175,398	4,741,514	150,000,000	131,083,088
1 for 7	12,150,341	4,064,155	150,000,000	133,785,504
1 for 8	10,635,673	3,556,136	150,000,000	135,808,191
1 for 9	9,450,265	3,161,010	150,000,000	137,388,725
1 for 10	8,505,239	2,844,909	150,000,000	138,649,852

(1)	As of July 5, 2016, we had the following issued and outstanding equity: (i) [35,052,384] shares of Common Stock; (ii) 50,000,000 Exchangeable Shares; (iii) option awards to acquire up to 10,461,310 shares of common stock or Exchangeable Shares; and (iv) warrants to acquire up to 17,987,765 shares of common stock.
(2)	Does not include up to an additional 11,310,157 shares of our Common Stock issuable (but not yet issued) to former IMT shareholders who have not as of the Record Date submitted their IMT stock for exchange. Such shares, if and to the extent issued (a) prior to the effective date of the Reverse Stock Split, will be subject to the Reverse Stock Split and (b) after the effective date of the Reverse Stock Split, will be adjusted accordingly as if they were issued prior to such effective date.
(3)	The actual number of shares of Common Stock available after the Reverse Stock Split may be higher or lower depending on the number of fractional shares that are rounded up in the Reverse Stock Split and as the result of rounding calculations for outstanding equity awards.

As of July 5, 2016, the Company had approximately [24,849,694] authorized, but unissued and available, shares of common stock. Consequently, the Reverse Stock Split would have the important effect of increasing the number of authorized and available shares of common stock to approximately 121,624,195 shares (at the 1 for 4 ratio) and 138,649,852 shares (at the 1 for 10 ratio).

In addition, all other things being equal, a reverse stock split by a publicly traded company reduces the number of shares outstanding but leaves the market capitalization of the Company the same, which should increase the price per share of the Company’s stock. Put another way, after a reverse stock split, the enterprise value of the Company is spread over fewer shares and so the per share price of the stock should be commensurately higher. As an example, a hypothetical company with a market value of $50 million and 100 million shares outstanding would have a trading price of $0.50 per share ($50 million divided by 100 million), while the same company with only 25 million shares outstanding would have a trading price of $2.00 per share ($50 million divided by 25 million). We can therefore anticipate, but can give no assurance, that the Reverse Stock Split would proportionately increase the per share trading price of our outstanding common stock by an amount approximately equal to the inverse of the ratio selected by the Board (for example, an increase of 10 times current trading price for a one-for-ten Reverse Stock Split).

Rationale for a Reverse Stock Split

National Securities Exchange Listing

Our primary reason for seeking to effect the Reverse Stock Split is that the Reverse Stock Split could better enable us to move toward an eventual listing of our stock on the Nasdaq Capital Market or other national securities exchange. Our common stock is currently quoted on the OTCQX market. Alternative markets like the OTCQX market are generally considered to be less efficient and not as widely followed as other exchanges like those operated by the Nasdaq Stock Market, Inc., for instance. We intend to seek to have our Common Stock trade on the Nasdaq Capital Market, which we believe will help support and maintain stock liquidity and company recognition for our stockholders. In order for us to list our common stock on the Nasdaq Capital Market, we must satisfy certain listing standards, including a minimum bid price. For example, listing standards of the Nasdaq Capital Market would require that our common stock have a minimum bid price of at least $4.00 per share for 30 trading days in any 60 trading day period. As of July 5, 2016, the minimum price bid for our Common Stock as reported on the OTCQX market was $[___] per share. Therefore, the Reverse Stock Split could help us move toward satisfying the minimum bid price listing standards of a national securities exchange like the Nasdaq Capital Market.

While no assurances can be given, our Board believes that the Reverse Stock Split should result in an increase in our price per share, and thereby help us meet the $4.00 per share minimum bid price requirement.

Our Board does not believe that our stock price could trade above $4.00 on its own accord in the short term, and therefore it is in our Company’s best interests and in the interests of our stockholders to seek approval of the proposed Amendment Number 2 to effect the Reverse Stock Split.

Additionally, by listing on the Nasdaq Capital Market or other national securities exchange, we believe a greater number of investors could become interested in our Company and we can consider and pursue a wider range of future financing options to support our ongoing development and acquisition programs. To move our products through the development, clinical, regulatory and reimbursement processes, we will need to raise additional money. We believe being listed on a national securities exchange, such as the Nasdaq Capital Market, is valued by many investors such as large institutions.

Penny Stock; Trading

We also believe that the Reverse Stock Split could improve the marketability and liquidity of our common stock while we continue to progress towards achieving our business objectives. Trading in our securities is subject to the “penny stock” rules of the SEC. The SEC has adopted regulations that generally define a penny stock to be any unlisted equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could be limiting the market price and liquidity of our securities. In addition to the “penny stock rules” imposed by the SEC, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers due to the trading volatility often associated with low-priced stocks. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. There is no assurance that we will not continue to be subject to the “penny stock rules” after the reverse split.

Furthermore, we believe that a number of institutional investors and investment funds are reluctant to invest in lower priced securities and that brokerage firms may be reluctant to recommend lower priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell his, her or its shares, or are less likely to be followed by institutional securities research firms. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage further interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for our common stock than that which currently exists.

Effective Increase in Authorized Shares

Because the Reverse Stock Split would decrease the number of shares of common stock outstanding and the number of shares reserved for outstanding derivative securities, such as warrants and options, without changing the Company’s authorized capital in any way, there would be a greater proportion of shares available for issuance following the Reverse Stock Split, as set forth above. We believe this effective increase in the number of shares authorized but unissued is important to the future growth of the Company because we expect to raise additional funds in order to fund our working capital and other corporate needs, for future acquisitions of assets, programs or businesses, and for other corporate purposes.

The Reverse Stock Split would not have any immediate effect on the proportionate voting power or other rights of our existing stockholders. However, upon issuance, any additional shares of authorized common stock issued would have rights identical to our currently outstanding shares of common stock. To the extent that the additional authorized shares of capital stock are issued in the future, they may decrease the voting rights of existing stockholders and, depending on the price at which they are issued, could be economically dilutive to existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of the Company. We could also use the additional shares of capital stock for potential strategic transactions including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations, and investments, although we have no definitive present plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of our stock. However, we believe the effective increase in our authorized capital will be important to preserving our ability to opportunistically acquire assets and technologies to grow our business; a vote against this proposal could therefore hurt our ability to grow our business and complete our existing product development efforts.

Management is unaware of any specific effort to obtain control of the Company, and has no present intention of using the proposed effective increase in the number of authorized shares of common stock as an anti-takeover device. However, our authorized, but unissued, capital stock could be used to make an attempt to effect a change in control more difficult.

Certain Risks Associated with the Reverse Stock Split

While we believe the proposed Reverse Stock Split is critically important to our Company and its stockholders, the Reverse Stock Split does carry with it several significant risks.

We cannot assure you, for example, that the market price per share of our common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. For example, using the closing price of our common stock on July 5, 2016 of $[__] per share as an example, if our Board were to implement the Reverse Stock Split at a one for five ratio, we cannot assure you that the post-split market price of our common stock would be or would remain at a price of five times greater than $[__], or $[__] ([$___ ] x 5). In some cases, the market price of a company’s shares declines after a reverse stock split. Thus, while our stock price might meet the listing requirements for the Nasdaq Capital Market initially, we cannot assure you that it would continue to do so for the thirty days necessary to meet its initial listing requirements.

The market price of our common stock will also be based on our performance and other factors, most of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

There can, however, be no assurance that either or both of the Reverse Stock Split and a possible exchange listing will increase the liquidity of the market for our common stock. In particular, based on an approximate public float number of 31,200,000 outstanding shares of common stock, the reverse split will reduce the number of publicly held shares of our common stock (i.e., the holdings of persons other than our officers, directors, and significant stockholders) to approximately 7,800,000 shares (if effected on a 1-for-4 basis) and to approximately 3,120,000 shares (if effected on a 1-for-10 basis). The relatively small number of shares in the public float could materially and adversely affect the liquidity of our common stock following the Reverse Stock Split. In addition, we anticipate that as a result of the reverse split, the holdings of some of our stockholders will be reduced to less than a “round lot” (100 shares). Such holders could find it difficult to sell such “odd lots” and are likely to incur increased transaction costs should they seek to do so.

We also cannot assure you that the Reverse Stock Split will result in per share stock prices that will attract additional investors or increase analyst coverage. In addition, a successful Reverse Stock Split does not guarantee the Company will continue to satisfy the other initial or continued listing requirement of the Nasdaq Capital Market or other national securities exchange.

Certain Risks Associated with Not Adopting the Reverse Stock Split Charter Amendment

Failure to carry out the Reverse Stock Split also carries several significant risks:

•	As of July 5, 2016, we had approximately [24,849,694] shares of unissued and unreserved shares of authorized common stock. Because we currently use equity financings to fund substantially all our operations and for acquisition currency, we believe that this number of authorized shares remaining would be insufficient to continue operating our business as currently conducted or as proposed to be conducted. Failure to conduct the Reverse Stock Split therefore carries with it a high likelihood that we will not have sufficient shares of common stock to raise necessary capital or acquire additional businesses or assets.

•	If our stockholders do not approve the Reserve Stock Split, we would be unable to list our common stock on the Nasdaq Capital Market or other national securities exchange, thereby making it likely that the liquidity and market price of our stock will remain low and discourage future investments in our Company.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve this Proposal Number 2 to authorize our Board to implement the Amendment and our Board of Directors decides to implement the Amendment, we will amend Section FIFTH of our Amended and Restated Certificate of Incorporation to replace same with substantially the following paragraph:

“Subject to the remainder of this Article FIFTH, effective on [_____], 201[_] (the “Effective Time”), a reverse stock split of the Common Stock will be effected such that every [four-ten] shares of Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) will be reclassified and converted into one share of Common Stock (the “New Common Stock”), automatically and without any action on the part of the holder thereof, subject to the treatment of fractional share interests as described below. Each old certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (the “Old Certificates”) shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such Old Certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which new certificates (the “New Certificates”) shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that transfer taxes are not payable. From and after the Effective Time, the amount of capital represented by the shares of New Common Stock into which and for which the shares of Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.”

If this Proposal Number 2 is approved by our stockholders, we would file the Amendment with the Delaware Secretary of State at such time as our Board of Directors has determined the appropriate effective time for the Reverse Stock Split. Our Board of Directors may delay effecting the Amendment without resoliciting stockholder approval to any time within twelve months after the date stockholder approval is obtained (if at all). The Amendment would become effective on the date the Amendment is filed with the Delaware Secretary of State (the “Reverse Split Effective Date”). Beginning on the Reverse Split Effective Date, each certificate representing Old Shares would be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Reverse Split Effective Date, stockholders would be notified that the Reverse Stock Split has been effected. Holders of Old Shares may then surrender certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures required by our transfer agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, would automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL NOTIFIED OF THE REVERSE SPLIT EFFECTIVE DATE.

Fractional Shares

No fractional shares would be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares, would be entitled to rounding up of their fractional share to the nearest whole share.

Effect on Convertible Shares, Options, Warrants and Other Securities

All outstanding options, warrants and other securities, including the Exchangeable Shares, entitling their holders to purchase or acquire shares of our common stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Stock Split.

Accounting Matters

The Amendment would not affect the common stock capital account on our balance sheet. As of the Reverse Split Effective Date, the stated capital on our balance sheet attributable to our common stock would be reduced proportionately based on the selected exchange ratio, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. In future financial statements, we would restate net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split to give retroactive effect to the Reverse Stock Split. The per share net income or loss and net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.

Discretionary Authority of the Board of Directors to Abandon Reverse Stock Split

Our Board reserves the right to abandon the Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Delaware Secretary of State of the certificate of amendment to the Company’s certificate of incorporation, even if the Reverse Stock Split has been authorized by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split, if it should so decide.

No Dissenter’s Rights

Neither Delaware law, the Company’s Amended and Restated Certificate of Incorporation, nor the Company’s amended and restated by-laws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Vote Necessary to Approve Proposal 2; Directors’ Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Reverse Stock Split. The Board of Directors recommends a vote for the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split of the Company’s issued and outstanding common stock as described in this Proposal Number 2.

PROPOSAL FOR APPROVAL OF

AN AMENDMENT TO OUR 2014 EQUITY INCENTIVE PLAN

TO CHANGE THE NUMBER OF SHARES OF COMMON STOCK

AUTHORIZED FOR GRANT UNDER THE PLAN TO

15% OF OUR ISSUED AND OUTSTANDING SHARES

(Proposal 3 on Proxy Card and Voting Instruction Form)

Our 2014 Equity Incentive Plan (the “Incentive Plan”) was amended by our board of directors on April 26, 2016 to increase the number of shares of common stock authorized under the plan from 10,800,000 to 15% of our issued and outstanding shares of common stock and Exchangeable Shares, subject to the approval of our stockholders. We believe that we have been successful in the past in attracting and retaining qualified employees, officers and directors in part because of our ability to offer such persons options to purchase common stock and other equity awards and the increase is necessary for us to continue to attract and retain qualified employees, officers and directors.

At July 5, 2016 in addition to our chief executive officer, there were approximately 22 of our employees as well as approximately 9 non-employee directors and consultants participating or eligible to participate in our Incentive Plan. These numbers include all of our officers.

Assuming approval of this proposed amendment to our Incentive Plan and after giving effect thereto, as of the record date, approximately 12,757,858 shares would be available for future grants under our Incentive Plan, which number may increase as the Company issues additional shares of common stock, including any additional shares issued to the former IMT shareholders. No determinations have been made regarding the persons to whom grants will be made in the future under our Incentive Plan or the terms of such grants.

Introduction

We adopted the Incentive Plan on September 24, 2014. The Incentive Plan is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to the Company’s employees, consultants and directors, which will align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to the Company’s financial success. Our Board of Directors believes that the Incentive Plan serves a critical role in attracting and retaining high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals.

Shares Available Under the Plan

The Incentive Plan authorizes the Compensation Committee or Board to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units and other stock-based awards. Under the Incentive Plan, the Compensation Committee or Board is currently authorized to issue up to 10,800,000 shares, subject to adjustment as provided below.

If approved by the Company’s stockholders pursuant to this Proposal Number 3, the maximum number of shares of Common Stock that may be issued under the Incentive Plan shall automatically and without any further Company or shareholder approval, increase on the effective date of the amendment and on the January 1 of each year for not more than 10 years from the effective date of the Incentive Plan, so the number of shares that may be issued is an amount equal to 15% of the Company’s outstanding shares of Common Stock and any outstanding Exchangeable Shares as of such dates; provided further that no such increase shall be effective if it would violate any applicable law or stock exchange rule or regulation, or result in adverse tax consequences to the Company or any participant that would not otherwise result but for the increase.

As part of the increase in the authorized number of shares, we are also seeking an amendment to increase the award limitations currently provided in the Incentive Plan, as in order to enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Incentive Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year which are intended to qualify as performance-based awards under Section 162(m) of the Code, as follows:

•	We are seeking to increase to 5,000,000 the existing 1,000,000 annual share limit to an employee under stock-based awards (other than stock appreciation rights and stock options) for each fiscal year contained in the performance period for such award; and

•	We are seeking to increase to 5,000,000 the existing 1,000,000 limit on the grant to an employee of stock appreciation rights or stock options with during any calendar year.

In addition, we are also seeking to amend the Incentive Plan to increase the 10,800,000 limit to the number of shares that may be issued upon the exercise of incentive stock options granted under the Incentive Plan, to 15% of the aggregate number of issued and outstanding shares of Common Stock and Exchangeable Shares as of the date of the Annual Meeting, as adjusted as may be provided under the terms of the Incentive Plan.

Section 162(m) Tax Considerations

The Incentive Plan is designed to help us comply with the rules relating to our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards granted under the Incentive Plan that are intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code to be deductible, the stockholders were asked to approve certain material terms of the Incentive Plan. By approving the Incentive Plan, our stockholders specifically approved, among other things:

•	the eligibility requirements for participation in the Incentive Plan;

•	the maximum numbers of shares for which stock-based awards may be granted, and the dollar amount of cash-based awards that may be granted, to an employee in any fiscal year; and

•	the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units and other stock-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the Incentive Plan generally will be deductible by us for federal income tax purposes, under certain circumstances, such as a change in control, compensation paid in settlement of certain awards may not qualify as performance-based. In addition, Section 162(m) of the Code imposes a number of other requirements that must be met in order for awards to qualify for deduction under the Code. Accordingly, there can be no assurance that awards under the Incentive Plan will be fully deductible under all circumstances. In addition, other awards under the Incentive Plan which are not intended to satisfy these “performance-based” compensation requirements generally will not so qualify. To the extent that such compensation, when added to other non-exempt compensation, exceeds $1 million in any given year is paid to certain executives, then the amount in excess of $1 million will be subject to the deduction limitations of Section 162(m) of the Code.

Summary of the Incentive Plan

The following summarizes the principal features of the Incentive Plan which is set forth in its entirety as Schedule B to this proxy statement, marked to show the revisions that are the subject of this Proposal Number 3. The following summary is qualified in its entirety by reference to Schedule B.

General. The purpose of the Incentive Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable it to attract and retain employees, consultants and directors and to provide them with an equity interest in the Company’s growth and profitability. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The Incentive Plan will terminate on the day immediately preceding the 10th anniversary of its effective date.

Term of Incentive Plan. The Incentive Plan shall continue in effect until its termination by the Committee; provided, however, that all awards shall be granted, if at all, on or before 10 years from the effective date.

Authorized Shares. The maximum number of shares of stock that may be issued under the Incentive Plan pursuant to awards shall automatically and without any further Company or shareholder approval, increase on  the effective date of the amendment and on the January 1 of each year for not more than 10 years from the effective date of the Incentive Plan, so the number of shares that may be issued is an amount equal to 15% of the Company’s aggregate outstanding shares of Common Stock and any outstanding Exchangeable Shares as of such dates; provided further that no such increase shall be effective if it would violate any applicable law or stock exchange rule or regulation, or result in adverse tax consequences to the Company or any Participant that would not otherwise result but for the increase.

As of the July 5, 2016 record date, the amendment would result in an increase in the number of authorized shares that may be issued under the Incentive Plan to a total of 12,757,858.

Share Counting. If an outstanding award under the Incentive Plan for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of stock acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant’s purchase price, then in each case the shares of stock allocable to the terminated portion of such award or such forfeited or repurchased shares of stock shall again be available for issuance under the Incentive Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Incentive Plan with respect to any portion of an award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to appreciation awards shall not again be available for issuance under the Incentive Plan. Shares withheld in satisfaction of tax withholding obligations with respect to full value awards, shall again be available for issuance under the Incentive Plan. Upon payment in shares of stock pursuant to the exercise of an SAR under the Incentive Plan, the number of shares available for issuance under the Incentive Plan shall be reduced by the gross number of shares subject to the SAR. If the exercise price of an option under the Incentive Plan is paid by tender, or attestation to the ownership, of shares owned by the participant, or by means of a net-exercise, the number of shares available for issuance under the Incentive Plan shall be reduced by the gross number of shares of stock for which the option is exercised. Shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options shall not be added to the shares authorized for grant under this Plan.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the Incentive Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the Incentive Plan to adjust other terms of outstanding awards as it deems appropriate.

Award Limits. As described above, in order to enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Incentive Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year which are intended to qualify as performance-based awards under Section 162(m) of the Code, as follows:

•	an employee many not receive more than 5,000,000 shares under stock-based awards (other stock appreciation rights and stock options) for each fiscal year contained in the performance period for such award;

•	an employee may not be granted stock appreciation rights or stock options with respect to more than 5,000,000 shares during any calendar year; and

•	an employee may not be granted a cash award of performance-based compensation with respect to more than $5,000,000 during any fiscal year.

The share limitations set forth above are subject to adjustment in the event of changes in our capital structure, as outlined above. In addition, to comply with applicable tax rules, the Incentive Plan also limits to 12,700,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the Incentive Plan, as adjusted as may be provided under the terms of the Incentive Plan.

Administration. The Incentive Plan generally will be administered by the Compensation Committee of our Board, although our Board of Directors retains the right to appoint another of its committees to administer the Incentive Plan or to administer the Incentive Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Incentive Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the Incentive Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) of the Code or otherwise provided by the Incentive Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Incentive Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Incentive Plan. All awards granted under the Incentive Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Incentive Plan. The Committee will interpret the Incentive Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Incentive Plan or any award.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The Incentive Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to us of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the participant’s surrender of a portion of the option shares to us.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Incentive Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause.

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee, and provided further that such transfer is not for consideration. No dividend equivalents shall be paid with respect to Options.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the Incentive Plan is ten years. No dividend equivalents shall be paid with respect to SARs.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee (and also subject to the restrictions that any such transfer not be for consideration). Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the Incentive Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to us rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units. The Committee may grant restricted stock units under the Incentive Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to us. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary consolidated for financial reporting purposes, or such division or business unit as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures:

•	Earnings or Profitability Metrics, such as: any derivative of revenue (gross, operating or net); earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (EBIT); earnings/loss before interest, taxes, depreciation and amortization (EBITDA); operating income; net income; economic profit; profit margin; gross margin; merchandise margin; product margin; inventory turns; sales growth and volume; expense levels or ratios; expense reduction or controllable expenses; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments, early extinguishment of debt or stock-based compensation expense;

•	Return Metrics, such as: any derivative of return on investment, assets, equity or capital (total or invested); and

•	Cash Flow Metrics, such as: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code (with respect to awards intended to qualify as performance-based awards under Section 162(m) of the Code). However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Dividends and Dividend Equivalents on Performance Awards. In its discretion, the Committee may provide for a participant awarded performance share to receive dividends or dividend equivalent rights with respect to cash dividends paid on our common stock, however, such rights shall only vest if, and to the extent, the underlying awards vest.

Other Stock-Based Awards. The Committee may grant other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the Incentive Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Incentive Plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock; (b) a liquidation or dissolution of the Company; or (c) a consolidation, share exchange, reorganization or merger of the Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event; or (d) the sale or other disposition of all or substantially all the assets of the Company (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization.

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. In general, awards which are not assumed, substituted for or otherwise continued, in connection with a Change in Control will have their vesting accelerate in full such that the Award will be 100% vested and nonforfeitable effective upon the consummation of the Change in Control. In general, any awards which are not assumed, substituted for or otherwise continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The Incentive Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by any non-employee director will be accelerated in full upon a Change in Control if the non-employee director does not continue to serve as a director of the surviving entity.

Awards Subject to Section 409A of the Code. Certain awards granted under the Incentive Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A of the Code. Any such awards are intended to comply with the requirements of Section 409A of the Code; provided, however, that there is no guaranty that any such requirements will be satisfied. Notwithstanding any provision of the Incentive Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Incentive Plan or any award agreement as it deems necessary or advisable to comply with Section 409A of the Code.

Amendment, Suspension or Termination. The Incentive Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Incentive Plan following the tenth anniversary of the date the Incentive Plan was adopted by the Board. The Committee may amend, suspend or terminate the Incentive Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Incentive Plan, change the class of persons eligible to receive incentive stock options, or require stockholder approval under any applicable law. No amendment, suspension or termination of the Incentive Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the optionholder's regular tax for the taxable year. As of January 1, 2016, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income (“AMTI”) over the exemption amount, but only if such excess amount does not exceed $186,300 ($93,150 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $186,300 ($93,150) amount. For these purposes, the exemption amount is $83,800 for joint returns or returns of surviving spouses ($53,900 for single taxpayers and heads of households and $41,900 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $159,700 for joint returns or returns of surviving spouses ($119,700 for single taxpayers and $79,450 for married individuals filing separate returns). A taxpayer’s AMTI is essentially the taxpayer’s taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference. In recent years Congress has adjusted dollar amounts set forth above for inflation. At the present time, it is not known as to whether such an adjustment will be made for calendar year 2017.

The exercise of ISOs (but not non ISOs) will generally result in an upward adjustment to the optionholder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. Upon the disposition of the stock, the increased basis will result in a smaller capital gains for AMTI than for ordinary income tax purposes.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may generally elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance Unit, Performance Share and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

A new plan benefits table for the Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Incentive Plan if the Incentive Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Incentive Plan will be made at the Committee’s discretion, subject to the terms of the Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not determinable at this time.

Vote Necessary to Approve Proposal 3; Directors’ Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the amendment to the 2014 Equity Incentive Plan. The Board Of Directors recommends a vote FOR the proposal to amend the Company’s 2014 Equity Incentive Plan as described in this Proposal Number 3.

PROPOSAL FOR

RATIFICATION OF AUDITORS

(Proposal 4 on Proxy Card and Voting Instruction Form)

On [____], 2016, the Board of Directors approved the appointment of MNP LLP as the independent registered public accounting firm to conduct our financial audit for the year ending March 31, 2017, and solicits the ratification of this appointment by the stockholders.

Neither MNP LLP, any of its members nor any of its associates, to the best of our knowledge, has any financial interest in our business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants. Representatives of MNP LLP are expected to be present at the annual meeting, where such representatives will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.

Vote Necessary to Ratify Proposal 4

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the ratification of the appointment of the independent registered public accounting firm. The Board of Directors recommends a vote FOR the ratification of appointment of the independent registered public accounting firm as described in this Proposal Number 4.

LEGAL PROCEEDINGS

No material legal proceedings, to which we are a party or to which our property is subject, is pending or is known by us to be contemplated in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of our voting securities is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than ten (10%) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the principal exchange upon which such securities are traded or quoted. Reporting Persons are also required to furnish copies of such reports filed pursuant to Section 16(a) of the Exchange Act with the Company.

Based on our review of the copies of such forms received by us, and to the best of our knowledge, other than Mr. Mathieu, who did not file a Form 4 disclosing the acquisition of certain options beneficial owned by him, by the deadline, all executive officers, directors and greater than 10% stockholders filed the required reports in a timely manner in the fiscal year ended March 31, 2016.

PROPOSALS OF STOCKHOLDERS FOR PRESENTATION

AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS

We anticipate that the next annual meeting of stockholders will be held in August, 2016. Any stockholder who desires to submit a proper proposal for inclusion in the proxy materials related to the next annual meeting of stockholders must do so in writing in accordance with our Amended and Restated Bylaws and Rule 14a-8 of the Exchange Act, and it must be received at our principal executive offices no later than July [__], 2016 in order to be considered for inclusion in the proxy statement for the 2017 annual meeting of stockholders. For proposals sought to be included in our proxy statement, the proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

In order for any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) to be presented directly at next year’s annual meeting, we must receive written notice of the proposal in a timely manner. If such notice is received, proxies may be voted at the discretion of management if we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

As a reporting company, we are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and accordingly file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.

Our common stock is quoted on the OTCQX market under the symbol “BNKL.”

“HOUSEHOLDING” OF PROXY MATERIALS

When multiple stockholders have the same address, the SEC permits companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials and the Notice of Internet Availability of Proxy Materials (the “Notice”) to them. This process is commonly referred to as “householding.” The Company does not participate in householding, but some brokers may for stockholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the Notice or proxy materials to your address, householding will continue until you are notified otherwise or instruct your broker otherwise. If, at any time, you would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. The Company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as a result of householding a separate copy upon the stockholder’s written or oral request directed to Bionik Laboratories Corp., 483 Bay Street, N105, Toronto, Ontario Canada M5G 2C9; Telephone: (416) 640-7887.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report to the SEC on Form 10-K for the transition period and fiscal year ended March 31, 2016, including financial statements, is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made. Additional copies are available to stockholders without charge upon written request to Leslie Markow, Chief Financial Officer, at 483 Bay Street, N105, Toronto, Ontario Canada M5G 2C9.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the annual meeting of stockholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Peter Bloch

DATE: July [__], 2016	Chairman and Chief Executive Officer

Schedule A

Amendment to Amended and Restated Certificate of Incorporation of Bionik Laboratories Corp.

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CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

BIONIK LABORATORIES CORP.

Bionik Laboratories Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.          The name of the Corporation is Bionik Laboratories Corp. and the Corporation was originally incorporated pursuant to the DGCL on June 25, 2013.

2.          That the Board of Directors of the Corporation duly adopted resolutions proposing to amend the Certificate of Incorporation of the Corporation as amended and restated to date (as amended and restated, the “Certificate of Incorporation”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which proposed amendment is as follows:

Article FIFTH of the Certificate of Incorporation shall be amended by deleting same in its entirety and replacing same with:

FIFTH: Subject to the remainder of this Article FIFTH, effective on [_____], 201[_] (the “Effective Time”), a reverse stock split of the Common Stock will be effected such that every [four-ten] shares of Common Stock issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) will be reclassified and converted into one share of Common Stock (the “New Common Stock”), automatically and without any action on the part of the holder thereof, subject to the treatment of fractional share interests as described below. Each old certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (the “Old Certificates”) shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such Old Certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which new certificates (the “New Certificates”) shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that transfer taxes are not payable. From and after the Effective Time, the amount of capital represented by the shares of New Common Stock into which and for which the shares of Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

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3.          That the foregoing amendment was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 242 of the DGCL.

4.          That the foregoing amendment shall be effective as of [_____], 201[_].

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ___ day of _______, 201__.

By:
Name:
Title:

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Schedule B

2014 Equity Incentive Plan, As Amended

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2014 Equity Incentive Plan

As Amended on August 12, 2016

1.             ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1           Establishment. The Bionik Laboratories Corp. ~~Drywave Technologies, Inc.~~ 2014 Equity Incentive Plan (the “Plan”) was approved by the Board and a majority of the issued and outstanding shares of the common stock of the Company as of September 24, 2014 (the “Effective Date”).

1.2           Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

1.3           Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before ten (10) years from the Effective Date.

2.            DEFINITIONS AND CONSTRUCTION.

2.1           Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)          “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)          “Appreciation Award” (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(c)          “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award granted under the Plan.

(d)          “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(e)          “Board” means the Board of Directors of the Company.

(f)          “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

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(g)          “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes any Participating Company public disgrace or disrepute, or adversely affects any Participating Company’s operations or financial performance or the relationship the Company has with any other Participating Company, (ii) gross negligence or willful misconduct with respect to any Participating Company, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his employment; (iii) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to any Participating Company (other than due to a Disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof; (iv) material breach of any agreement with or duty owed to any Participating Company; (v) any breach of any obligation or duty to any Participating Company (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vi) any other conduct that constitutes “cause” at common law. Notwithstanding the foregoing, if a Participant and the Company (or any other Participating Company) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement unless otherwise specifically provided therein.

(h)          “Change in Control” means, the occurrence of any of the following, in one transaction or a series of related transactions: (i) any person (as such term is used in section 13(d) and 14(d) of the Exchange Act) becoming a “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the Company’s then outstanding capital stock; (ii) a consolidation, share exchange, reorganization or merger of the Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event; (iii) the sale or other disposition of all or substantially all the assets of the Company (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization); or (iv) a liquidation or dissolution of the Company.

(i)          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

For the avoidance of doubt, a transaction or a series of related transactions will not constitute a Change in Control if such transaction(s) result(s) in the Company, any successor to the Company, or any successor to the Company’s business, being controlled, directly or indirectly, by the same Person or Persons who controlled the Company, directly or indirectly, immediately before such transaction(s).

(j)          “Committee” means the Compensation Committee of the Board and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)          “Company” means Drywave Technologies, Inc., a Delaware corporation, or any successor corporation thereto.

(l)          “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m)          “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n)          “Director” means a member of the Board.

(o)          “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

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(p)          “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award (other than an Appreciation Award) held by such Participant.

(q)          “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion, whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)          “Exchangeable Shares” means the Exchangeable Shares of Bionik Laboratories Inc., a company existing under the laws of Canada and an indirect subsidiary of the Company.

(t)          “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)          Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in such source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)         If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(u)          “Full Value Award” means any Award settled in Stock, other than an Appreciation Award (i.e., (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award).

(v)         “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(w)          “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

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(x)          “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y)          “Nonemployee Director” means a Director who is not an Employee.

(z)          “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa)         “Non-Qualified Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb)         “Officer” means any person designated by the Board as an officer of the Company.

(cc)         “Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

(dd)         “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee)         “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff)         “Participant” means any eligible person who has been granted one or more Awards.

(gg)         “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh)         “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ii)         “Performance Award” means an Award of Performance Shares or Performance Units.

(jj)         “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk)         “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(ll)         “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(mm)         “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(nn)         “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

B-5

(oo)         “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp)         “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(qq)         “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(rr)         “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(ss)         “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(tt)         “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(uu)         “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(vv)         “Section 16 Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(ww)         “Section 162(m)” means Section 162(m) of the Code.

(xx)        “Section 409A” means Section 409A of the Code.

(yy)         “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(zz)         “Securities Act” means the Securities Act of 1933, as amended.

(aaa)        “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, and/or set forth in an applicable Award Agreement, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(bbb)        “Short-Term Deferral Period” means the period described in Section 16.1.

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(ccc)        “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(ddd)        “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(eee)        “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff)        “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ggg)        “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh)        “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2           Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.            ADMINISTRATION.

3.1           Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company. The Committee may delegate to one or more “executive officers” (as defined under applicable rules promulgated under the Exchange Act) the authority to grant Awards hereunder to employees who are not executive officers, and to consultants and advisers, in accordance with such guidelines as the Committee shall set forth at any time or from time to time.

3.2           Administration. Directors who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the grant of Awards, except that no such member will act upon the grant of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the grant of Awards to himself or herself.

3.3           Administration with Respect to Section 16 Insiders. With respect to participation by Section 16 Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

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3.4           Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5           Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)          to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)          to determine the type of Award granted;

(c)          to determine the Fair Market Value of shares of Stock or other property;

(d)          to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)          to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)          to approve one or more forms of Award Agreement;

(g)          to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)          to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)          to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)          to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

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4.            SHARES SUBJECT TO PLAN.

4.1           Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.3, as of the Plan’s Effective Date, the maximum number of shares of Stock that may be issued under the Plan pursuant to Awards shall ~~be equal to 10,800,000 shares.~~ automatically and without any further Company or shareholder approval, increase on the effective date of this amendment and on the January 1 of each year for not more than 10 years from the Effective Date, so the number of shares that may be issued is an amount no greater than 15% of the Company’s outstanding shares of Stock and shares of Stock underlying any outstanding Exchangeable Shares as of such dates; provided further that no such increase shall be effective if it would violate any applicable law or stock exchange rule or regulation, or result in adverse tax consequences to the Company or any Participant that would not otherwise result but for the increase.

4.2           Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, then in each case the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to Appreciation Awards pursuant to Section 16.2, shall not again be available for issuance under the Plan. Shares withheld by the Company in satisfaction of tax withholding obligations described in Section 16.2 with respect to Full Value Awards, shall again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares subject to such SAR. If the exercise price of an Appreciation Award is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares of stock for which the Option is exercised. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the shares of Stock authorized for grant under this Plan.

4.3           Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

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4.4           Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise Options shall not be added to the shares of Stock authorized for grant under this Plan.

5.            ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1           Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2           Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3           Award Limitations.

(a)          Incentive Stock Option Limitations.

(i)          Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed [___].

(ii)         Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Non-Qualified Stock Option.

(iii)        Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Non-Qualified Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Non-Qualified Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

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(b)          Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Awards (other than Options and SARs) intended to qualify for treatment as Performance-Based Compensation, which could result in such Employee receiving more than 5,000,000~~1,000,000~~ shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award. In addition, no Participant may, subject to adjustment as provided in Section 4.3, be granted Appreciation Awards with respect to more than 5,000,000 ~~1,000,000~~ shares of Stock in any calendar year.

6.            STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1           Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2           Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3           Payment of Exercise Price.

(a)          Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)          Limitations on Forms of Consideration.

(i)          Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

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(ii)         Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanies by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)        Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4           Effect of Termination of Service.

(a)          Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate. Except as otherwise provided in the Award Agreement, or other agreement governing the Option, Options shall be subject to the following terms with respect to terminations of Service as follows:

(i)          Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of one (1) year after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)         Death. If the Participant’s Service terminates because of the death of the Participant, the Option to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of one (1) year after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(iii)        Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause: (A) the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act, and (B) any shares of Stock for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such shares of Stock, if any.

(iv)        Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares of Stock on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

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(b)          Extension if Exercise Prevented by Law. Notwithstanding the foregoing, and subject to compliance with applicable law, including, but not limited to Section 409A other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a).

6.5           Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Non-Qualified Stock Option may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act, and provided further that no consideration may be received in any transfer. An Incentive Stock Option shall not be assignable or transferable in any manner.

7.            STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1           Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2           Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.

7.3           Exercisability and Term of SARs.

(a)          Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

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(b)          Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR, and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, Disability, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4           Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5           Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion pursuant to a Net Exercise procedure and withholding of Shares as described in Section 16.2.

7.6           Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7           Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Non-Qualified Stock Option or a Freestanding SAR may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act, and provided further that no consideration may be received in any transfer.

8.            RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.

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8.1           Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2           Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3           Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4           Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5           Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6           Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall vest and become nonforfeitable only if the underlying shares of Stock subject to the Restricted Stock Award become vested (including, but not limited to, the satisfaction of any performance related Vesting Conclusion). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

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8.7           Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8           Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.            RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1           Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2           Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3           Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

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9.4           Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5           Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6           Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7           Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.          PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1         Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

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10.2         Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3         Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4         Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)          Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)          Earnings or Profitability Metrics, including but not limited to: any derivative of revenue (gross, operating or net); earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (EBIT); earnings/loss before interest, taxes, depreciation and amortization (EBITDA); pre-tax operating income; operating income; net income; economic profit; profit margin; gross margin; merchandise margin; inventory turns; sales growth and volume; expense levels or ratios; expense reduction or controllable expenses; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments, early extinguishment of debt or stock-based compensation expense;

(ii)         Return Metrics, including but not limited to: any derivative of return on investment, assets, equity or capital (total or invested);

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(iii)        Cash Flow Metrics, including but not limited to: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; and working capital;

(iv)        Liquidity Metrics, including but not limited to: any derivative of capital raising; debt reduction; extension of maturity dates of outstanding debt; debt leverage (debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios) or access to capital; debt ratings; and total or net debt; and

(v)         Stock Price and Equity Metrics, including but not limited to: any derivative of return on stockholders’ equity; total shareholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and price-to-earnings ratio.

(b)          Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5         Settlement of Performance Awards.

(a)          Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)          Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)          Effect of Leaves of Absence. To the extent required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence. Otherwise, the effect of a leave of absence shall be as established by the Committee and/or set forth in an Award Agreement.

(d)          Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

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(e)          Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b) but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)          Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6         Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights shall be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7          Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or in the Participant’s employment agreement, if any, referencing such Awards, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)          Disability. If the Participant’s Service terminates because of the Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)          Death. If the Participant’s Service terminates due to death before the completion of a Performance Period applicable to the Performance Award, the Award shall vest in full based the target level of performance and shall be paid as soon as practicable following the Participant’s death.

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(c)          Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

10.8         Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.          OTHER STOCK-BASED AWARDS.

Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1         Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2         Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.3         Payment or Settlement of Other Stock-Based Awards. Payment or settlement, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

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11.4         Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.5         Effect of Termination of Service. Each Award Agreement evidencing an Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.6         Nontransferability of Other Stock-Based Awards. Prior to the payment or settlement of an Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.          STANDARD FORMS OF AWARD AGREEMENT.

12.1         Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2         Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.          CHANGE IN CONTROL.

13.1         Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)          Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award which is not assumed, substituted for or otherwise continued by the Acquiror shall vest in full effective and contingent upon the consummation of the Change in Control. Any Award or portion thereof which is not assumed, substituted for, or otherwise continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

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(b)          Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

(c)          Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

13.2         Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 16.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full to the extent the Nonemployee Director will cease to be a member of the Board of the surviving entity in connection with the Change in Control and, except to the extent assumed, continued, or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3         Federal Excise Tax Under Section 4999 of the Code.

(a)          Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant, subject to compliance with applicable law, including, but not limited to Section 409A, may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)          Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

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14.          COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.          COMPLIANCE WITH SECTION 409A.

15.1         Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)          A Non-Qualified Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)          Any Restricted Stock Unit Award, Performance Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2         Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

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(a)          Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)          Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

(c)          Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

15.3         Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)          No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)          Each subsequent Election related to a payment in settlement of an Award not described in Section 16.4(a)(ii), 16.4(a)(iii) or 16.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)          No subsequent Election related to a payment pursuant to Section 16.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)          subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 16.3.

15.4         Payment of Section 409A Deferred Compensation.

(a)          Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)          The Participant’s “separation from service” (as defined by Section 409A);

(ii)         The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)        The Participant’s death;

(iv)        A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 or 16.3, as applicable;

(v)         A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)        The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

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(b)          Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)          Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 16.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)          Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)          Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)          Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 16.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)          Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

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(h)          Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)          No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.          TAX WITHHOLDING.

16.1         Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2         Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.          AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c)  no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.          MISCELLANEOUS PROVISIONS.

18.1         Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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18.2         Forfeiture Events.

(a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period. In addition, to the extent claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

18.3         Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4         Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5         Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

18.6         Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7         Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

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18.8         Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement references Awards, a general reference to “benefits” in such agreement shall not be deemed to refer to Awards granted hereunder.

18.9         Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10         Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11         No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12         Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13         Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

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BIONIK LABORATORIES CORP.

2016 Annual Meeting of Stockholders

August 12, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Peter Bloch and Leslie Markow, and each of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.001 per share, of Bionik Laboratories Corp. (the “Company”), which the undersigned will be entitled to vote if personally present at the 2016 Annual Meeting of the Stockholders of the Company to be held on August 12, 2016, at 10:00 a.m., Eastern time, or any adjournment or postponement thereof, at 483 Bay Street, N105, Toronto, Ontario, Canada M5G 2C9, upon matters set forth in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders dated July [__], 2016, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 SET FORTH ON THE REVERSE SIDE.

(Continued and to be Completed on Reverse Side)

☒ Please mark your votes as in this example using dark ink only.

1.          The election of the following nominees to the Company’s Board of Directors to serve until the 2017 Annual Meeting of Stockholders: Peter Bloch, Michal Prywata, Hermano Igo Krebs, Robert Hariri and Marc Mathieu.

☐          FOR ALL NOMINEES

☐          WITHHOLD AUTHORITY to vote for all nominees

☐          WITHHOLD AUTHORITY FOR:

Peter Bloch	☐
Michal Prywata	☐
Hermano Igo Krebs	☐
Robert Hariri	☐
Marc Mathieu	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “WITHHOLD AUTHORITY” and check the box next to each nominee you wish to withhold authority.

2.          To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of its issued and outstanding common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.          To amend the Company’s 2014 Equity Incentive Plan to change the number of shares of Common Stock authorized thereunder for grant from 10,800,000 to 15% of the shares of Common Stock and Exchangeable Shares issued and outstanding, and increase certain award limits.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.          The ratification of MNP, LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Signature:____________________                  Signature, if held jointly:_____________________

Dated: _________________

☐	To change the address on your account, please check the box and indicate your new address.

NOTICE TO HOLDERS OF EXCHANGEABLE SHARES

Annual Meeting of Stockholders of Bionik Laboratories Corp. to be held on August 12, 2016

Our records show that you hold Exchangeable Shares of Bionik Laboratories Inc., a Canadian company and an indirect subsidiary of Bionik Laboratories Corp. The Exchangeable Shares provide you with economic and voting rights that are, as nearly as practicable, equivalent to those of holders of shares of common stock of Bionik Laboratories Corp., including the right to attend and vote at meetings of the common stockholders of Bionik Laboratories Corp. Bionik Laboratories Corp. will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on August 12, 2016:

(1)          To elect five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)          To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of its issued and outstanding common stock.

(3)         To amend the Company’s 2014 Equity Incentive Plan to change the number of shares of Common Stock authorized thereunder for grant from 10,800,000 to 15% of the shares of Common Stock and Exchangeable Shares issued and outstanding, and increase certain award limits.

(4)          To ratify the appointment of MNP LLP as independent registered public accounting firm for the fiscal year ending March 31, 2017; and

(5)          To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

At the Annual Meeting you will have voting rights, based on the number of Exchangeable Shares you hold. You are permitted to instruct Computershare Trust Company of Canada, the Trustee under a Voting and Exchange Trust Agreement as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you or a person designated by you a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Form to the Trustee by 5:00 p.m., Eastern time, on August 5, 2016. The Trustee will not be obligated to act on any instructions received after that time.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Form. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 5:00 p.m., Eastern time, on August 5, 2016.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the Voting Instruction Form in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

Only registered holders of Exchangeable Shares are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of trusts; or

(ii)	in the name of a clearing agency of which the Intermediary is a participant.

Bionik Laboratories Corp. has distributed copies of the Notice of Meeting, the Proxy Statement and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:

(i)	a voting instruction form, which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which specifies the number of Exchangeable Shares beneficially owned by you but which is otherwise uncompleted. This voting instruction form need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction form and deposit it with the Trustee prior to 5:00 p.m., Eastern time, on August 5, 2016; or

(ii)	a voting instruction form, which must be completed and signed by you in accordance with the directions on the voting instruction form.

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. A Non-Registered Holder generally may revoke a voting instruction form given to an Intermediary by providing written notice to the Intermediary in a reasonable time period prior to the Annual Meeting. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies and contact their Intermediaries promptly if they need assistance.

VOTING INSTRUCTION FORM

Annual Meeting of Stockholders of Bionik Laboratories Corp. to be held on August 12, 2016

1.	We are sending you the enclosed proxy related materials that relate to the 2016 Annual Meeting of Stockholders of Bionik Laboratories Corp. You are receiving these materials because you are a holder, or the intermediary identified above is a holder on your behalf, of Exchangeable Shares of Bionik Laboratories Inc., an indirect subsidiary of Bionik Laboratories Corp., and you are entitled to vote the Exchangeable Shares at the meeting. In order to vote, you must instruct Computershare Trust Company of Canada (the “Trustee”) to vote on your behalf by completing this Voting Instruction Form (“VIF”) or attend the meeting in person.

2.	We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instruction to us promptly.

3.	If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse). You may also appoint a designated agent or representative of Bionik Laboratories Corp. to act on your behalf at the meeting.

4.	This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.

5.	If this VIF is not dated, it will be deemed to bear the date on which it is mailed by the Trustee to you.

6.	When properly signed and delivered, securities represented by this VIF will be voted as directed by you; however, if such a direction is not made in respect of any matter, the exchangeable shares you hold, or that are held on your behalf, will not be voted.

7.	This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the Notice of Meeting or other matters as may properly come before the meeting or any adjournment or postponement thereof.

8.	Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.

9.	By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct use with respect to the voting of, the Exchangeable Shares.

10.	If you have any questions regarding the enclosed documents, please contact the representative who services your account.

11.	This VIF should be read in conjunction with the accompanying documentation provided by management of Bionik Laboratories Corp.

VIF’s submitted must be received by 5:00 p.m. Toronto Time

on Friday, August 5, 2016

You must return this VIF by mail in the envelope provided to you to the following address:

Computershare Trust Company of Canada

Attention: Lisa M. Kudo and Raji Sivalingam

11th Floor, 100 University Avenue

Toronto, Ontario M5J 2Y1

Voting by internet or telephone are not available, and unless your VIF is received by the Trustee by the time and date stated above, the Exchangeable Shares you hold, or that are held on your behalf, will not be voted.

Appointment of Proxyholder

I/We, being holder(s) of exchangeable shares (“Exchangeable Shares”) of Bionik Laboratories Corp. hereby appoint: Computershare Trust Company of Canada (the “Trustee”)	OR	If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

As my/our appointee to attend, act and to vote in accordance with the following direction and on all other matters that may properly come before the Annual Meeting of Stockholders of Bionik Laboratories Corp. to be held at 483 Bay Street, N105, Toronto, Ontario, Canada M5G 2C9 on August 12, 2016 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. Management and directors of Bionik Laboratories Corp. are not currently aware of any other matters to be presented at the meeting.

Executed proxies that contain no instructions will be voted FOR each of the individuals nominated to be a director, FOR the resolution approving an amendment to our certificate of incorporation to effect a reverse split of our issued and outstanding common stock, FOR the resolution approving the amendment of our 2014 Equity Incentive Plan to change the number of shares of Common Stock authorized thereunder for grant from 10,800,000 to 15% of the shares of Common Stock and Exchangeable Shares issued and outstanding, FOR the ratification of the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017, and in accordance with the judgment of the persons named as proxies in the form of proxy on such other business or matters which may properly come before the annual meeting. Other than the matters set forth in the Notice of Annual Meeting accompanying this proxy statement, we know of no matters to be brought before the annual meeting.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR, OR AGAINST, OR ABSTAIN, THE HOLDER’S EXCHANGEABLE SHARES WILL NOT BE VOTED.

☒ Please mark your votes as in this example using dark ink only.

1.          The election of the following nominees to the Company’s Board of Directors to serve until the 2017 Annual Meeting of Stockholders: Peter Bloch, Michal Prywata, Hermano Igo Krebs, Robert Hariri and Marc Mathieu.

☐          FOR ALL NOMINEES

☐          WITHHOLD AUTHORITY to vote for all nominees

☐          WITHHOLD AUTHORITY FOR:

Peter Bloch	☐
Michal Prywata	☐
Hermano Igo Krebs	☐
Robert Hariri	☐
Marc Mathieu	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “WITHHOLD AUTHORITY” and check the box next to each nominee you wish to withhold authority.

2.          To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of its issued and outstanding common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.          To amend the Company’s 2014 Equity Incentive Plan to change the number of shares of Common Stock authorized thereunder for grant from 10,800,000 to 15% of the shares of Common Stock and Exchangeable Shares issued and outstanding, and increase certain award limits.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.          The ratification of MNP, LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Signature(s):	Date:

Authorized Signature(s) – This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

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